                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            Glacier Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                       [Glacier Bancorp, Inc. Letterhead]
                                  June 5, 1998

Dear Fellow Stockholder:

        You are cordially invited to attend the Annual Meeting ("Annual Meeting") of Stockholders of Glacier Bancorp, Inc. ("Glacier"), a Delaware corporation and bank holding company. The Annual Meeting will be held on Wednesday, July 8, 1998, at 9:00 a.m. local time, at The Outlaw Inn, 1701 Highway 93 South, Kalispell, Montana.

        The attached Notice of Annual Meeting and Prospectus/Proxy Statement describes the formal business to be transacted at the Annual Meeting. At the Annual Meeting, you will be asked to consider and vote upon the election of directors as well as a proposal to approve the merger of Glacier with and into a newly-created wholly-owned subsidiary corporation (the "Reorganization") in order to increase the number of shares of capital stock available for issuance and to resolve certain technical deficiencies in the three-for-two stock split effected by Glacier in May 1997. The rights and preferences of the holders of Glacier Common Stock will remain essentially unchanged, and it will not be necessary for holders of Glacier Common Stock to exchange their existing stock certificates.

        THE BOARD OF DIRECTORS BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF GLACIER AND ITS STOCKHOLDERS, AND HAS UNANIMOUSLY APPROVED THE REORGANIZATION. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REORGANIZATION.

        The Board of Directors intends to proceed with the Reorganization only if the Reorganization is approved by the affirmative vote of the holders of two-thirds of the outstanding shares of Glacier Common Stock. We urge you to review the attached Prospectus/Proxy Statement and to consider your vote carefully. If you have any questions regarding this material in advance of the Annual Meeting, please call Michael J. Blodnick, Glacier's Secretary, at (406) 756-4200.

        IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE SIZE OF YOUR HOLDINGS, AND WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON OR NOT. A FAILURE TO VOTE, EITHER BY NOT RETURNING THE ENCLOSED PROXY OR BY CHECKING THE "ABSTAIN" BOX ON THE PROXY, WILL HAVE THE SAME EFFECT AS A VOTE AGAINST ELECTION OF NOMINEES FOR DIRECTOR AND APPROVAL OF THE REORGANIZATION. TO ASSURE THAT YOUR SHARES ARE REPRESENTED IN VOTING ON THIS VERY IMPORTANT MATTER, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND, YOU MAY (IF YOU WISH), REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING.

                                        Very truly yours,

                                        /s/ JOHN S. MACMILLAN

                                        John S. MacMillan
                                        Chairman of the Board, President and
                                        Chief Executive Officer



         PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM

                              GLACIER BANCORP, INC.
                                 202 MAIN STREET
                                   P.O. BOX 27
                          KALISPELL, MONTANA 59903-0027
                                 (406) 756-4200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 8, 1998

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Glacier Bancorp, Inc. ("Glacier") will be held at The Outlaw Inn, 1701 Highway 93 South, Kalispell, Montana, on Wednesday, July 8, 1998, at 9:00 a.m., Mountain Daylight Time, for the following purposes: 1. ELECTION OF DIRECTORS. To elect three directors of Glacier for a three-year term and until their successors are elected and have qualified;

        2. APPROVAL OF REORGANIZATION. To consider and vote upon a proposal to approve a merger (the "Reorganization") of Glacier with and into a newly-created wholly-owned subsidiary corporation GB, Inc. ("GB") in order to increase the number of shares of capital stock available for subsequent issuance and to resolve certain technical deficiencies affecting the validity of certain of the shares issued in the three-for-two stock split effected by Glacier in May 1997. The Reorganization, as described in the accompanying Proxy Statement, is to be effected pursuant to an Agreement and Plan of Merger dated as of March 25, 1998 (the "Merger Agreement") between Glacier and GB. The Merger Agreement contemplates, among other things, that Glacier will merge with GB, with GB as the surviving corporation. As a result of the Reorganization, (a) Glacier's subsidiaries will become subsidiaries of GB and (b) each share of common stock, par value $.01 per share, of Glacier will be converted into one share of common stock, par value $.01 per share, of GB;

        3. OTHER MATTERS. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

        The Board of Directors of Glacier has fixed May 27, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournment of such meeting.


                                        By Order of the Board of Directors

                                        /s/ MICHAEL J. BLODNICK

                                        Michael J. Blodnick
                                        Secretary

June 5, 1998
Kalispell, Montana

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                                PROXY STATEMENT
                              GLACIER BANCORP, INC.

                                   PROSPECTUS
                GB, INC. COMMON STOCK (PAR VALUE $.01 PER SHARE)

        This Prospectus/Proxy Statement is being furnished to holders of shares of common stock, par value $.01 per share ("Glacier Common Stock"), of Glacier Bancorp, Inc. ("Glacier"), a Delaware corporation and bank holding company, in connection with the solicitation of proxies by the Board of Directors of Glacier ("Glacier Board") for use at the Annual Meeting of Glacier Stockholders (the "Annual Meeting") to be held on July 8, 1998, at 9:00 a.m. local time, at 1701 Highway 93 South, Kalispell, Montana and at any adjournments or postponements of the Annual Meeting. This Prospectus/Proxy Statement and the accompanying proxy forms are first being mailed to the stockholders of Glacier on June 5, 1998.

        At the Annual Meeting, shareholders will be asked to consider and vote upon the election of directors as well as a proposal to approve a merger (the "Reorganization") of Glacier with and into GB, Inc., a newly-created Delaware corporation and wholly-owned subsidiary of Glacier ("GB") in order to increase the number of shares of capital stock available for issuance and to resolve certain technical deficiencies affecting the validity of certain of the shares issued in the three-for-two stock split effected by Glacier in May 1997 (the "Stock Split"). See "PROPOSAL II: THE REORGANIZATION -- Background" and "--Reasons for the Reorganization." The rights and preferences of the holders of Glacier Common Stock will remain essentially unchanged, and it will not be necessary for holders of Glacier Common Stock to exchange their existing stock certificates. The Reorganization will be effected under the terms of a Plan and Agreement of Merger dated as of March 25, 1998, between Glacier and GB (the "Merger Agreement"). The Merger Agreement is hereby incorporated in this Prospectus/Proxy Statement by reference. The Merger Agreement is attached to this Prospectus/Proxy Statement as Appendix A.

        This Prospectus/Proxy Statement also constitutes the Prospectus of GB filed as part of a Registration Statement on Form S-4 ("Registration Statement") with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended ("1933 Act"), relating to the shares of common stock, par value $.01 per share, of GB ("GB Common Stock") to be issued in the Reorganization. When the Reorganization becomes effective, all outstanding shares of Glacier Common Stock, including shares issued pursuant to the Stock Split (the "Stock Split Shares") will be converted into shares of GB Common Stock. For a more detailed discussion of the foregoing provisions, and a description of certain other significant considerations in connection with the Reorganization, see "PROPOSAL II: THE REORGANIZATION -- Basic Terms of Merger"; and "--Exchange of Stock Certificates."

        THIS PROSPECTUS/PROXY STATEMENT DOES NOT COVER ANY RESALE OF THE SECURITIES TO BE RECEIVED BY STOCKHOLDERS OF GLACIER UPON CONSUMMATION OF THE REORGANIZATION, AND NO PERSON IS AUTHORIZED TO MAKE ANY USE OF THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH ANY SUCH RESALE.

        THE SHARES OF GB COMMON STOCK ISSUABLE IN THE REORGANIZATION ARE NOT SAVINGS OR DEPOSIT ACCOUNTS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY A BANK INSURANCE FUND OF THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSTRUMENTALITY.

        THE SHARES OF GB COMMON STOCK ISSUABLE IN THE REORGANIZATION HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


        The principal executive offices of Glacier and GB are located at 202 Main Street, P.O. Box 27, Kalispell, Montana 59903-0027. It is anticipated that this Prospectus/Proxy Statement and the accompanying proxy will first be sent to shareholders on or about June 5, 1998, together with a copy of Glacier's Annual Report.

        As a general matter, the presence in person or by proxy of holders of record of a majority of the outstanding shares of Glacier Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. However, due to certain technical deficiencies relating to the Stock Split, the Chairman of the Glacier Board has indicated that he will request an adjournment of the Annual Meeting absent the presence in person or by proxy of the holders of record of two-thirds of the issued and outstanding shares of Glacier Common Stock (including, for purposes of such calculation, the Stock Split Shares). Proxies that are voted against the Reorganization will not be voted for adjournment in order to allow additional time to solicit votes to approve the Reorganization. Abstentions and broker nonvotes are counted for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.

        If the accompanying form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified therein. In the absence of instructions to the contrary, such shares will be voted "FOR" each of the proposals set forth therein. Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering written notice to Michael J. Blodnick, Secretary of Glacier, by executing another proxy dated as of a later date or by voting in person at the Annual Meeting.

                                ----------------

      The date of this Prospectus/Proxy Statement is June 5, 1998.

                              AVAILABLE INFORMATION

        Glacier is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). In accordance with the 1934 Act, Glacier files reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information filed by Glacier may be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 7 World Trade Center, Thirteenth Floor, New York, New York 10048, and at The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials may also be obtained at prescribed rates from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of materials filed by Glacier with the SEC may also be obtained through the SEC's Internet address at http://www.sec.gov. In addition, materials filed by Glacier are available for inspection at the offices of The Nasdaq Stock Market, Inc. ("Nasdaq"), 1735 K Street, N.W., Washington, D.C. 20006. Following completion of the Reorganization, GB will file such reports and other information as required under the 1934 Act and the rules of Nasdaq.

        This Prospectus/Proxy Statement constitutes part of the Registration Statement (File No. 333-50965) filed by GB with the SEC under the 1933 Act. This Prospectus/Proxy Statement omits certain information contained in the Registration Statement in accordance with the rules and regulations of the SEC. Reference is made hereby to the Registration Statement and related exhibits for further information with respect to GB and Glacier. Statements contained herein or in any document incorporated herein by reference as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document incorporated herein by reference. Each such statement is qualified in its entirety by such reference.

        It is anticipated that, upon completion of the Reorganization, the GB Common Stock will be quoted on the Nasdaq National Market under the current ticker symbol "GBCI." At such time, the Glacier Common Stock will be withdrawn from quotation on the Nasdaq National Market and from registration under Section 12 of the 1934 Act.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The following documents filed by Glacier with the SEC under the 1934 Act are incorporated by reference herein:

        1. Glacier's Annual Report on Form 10-K for the year ended December 31, 1997 ("Glacier 1997 10-K"); and

        2. Glacier's Current Report on Form 8-K dated March 6, 1998 ("Glacier 1998 8-K").

        3. Glacier's Quarterly Report on Form 10-Q for the quarter ended March 31, 1988 ("Glacier 1988 10-Q").

        All documents filed by Glacier under Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act after the date hereof and before the Annual Meeting are incorporated by reference herein and are a part hereof from each document's date of filing. Any statement contained in a document incorporated by reference herein as modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document that also is incorporated by reference herein modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part hereof.

                               -------------------

        NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GLACIER OR GB. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER, SOLICITATION OF AN OFFER, OR PROXY SOLICITATION.

        NEITHER THE DELIVERY OF THIS PROSPECTUS/PROXY STATEMENT NOR ANY DISTRIBUTION OF THE SECURITIES OFFERED UNDER THE TERMS OF THIS PROSPECTUS/PROXY STATEMENT SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN THE AFFAIRS OF GB OR GLACIER AND ANY OF THEIR RESPECTIVE SUBSIDIARIES SINCE THE DATE OF THIS PROSPECTUS/PROXY STATEMENT OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.


                           FORWARD-LOOKING STATEMENTS

        Certain information contained herein or incorporated herein by reference contains forward-looking statements that involve a number of risks and uncertainties. A number of factors could cause results to differ materially from those anticipated by such forward-looking statements. These factors include, but are not limited to, the competitive environment in the banking industry in general and in Glacier's specific market areas, changes in prevailing interest rates and the availability of financing, inflation, changes in costs of goods and services, and economic conditions in general and in Glacier's specific market areas. In addition, such forward-looking statements are necessarily dependent upon assumptions (including but not limited to assumptions regarding the application of tax or other laws to the Reorganization and other transactions), estimates and data that may be incorrect or imprecise. Accordingly, any forward-looking statements included herein or incorporated herein by reference do not purport to be predictions of future events or circumstances and may not be realized. Forward-looking statements contained herein include statements relating to the management and business focus of GB and Glacier following completion of the Reorganization and certain tax consequences of the Reorganization, including statements in "PROPOSAL II: THE REORGANIZATION - The Reorganization," "-Material Federal Income Tax Consequences" and "-Certain Information Regarding GB." Forward-looking statements included in documents incorporated herein by reference are described in such documents.

                                TABLE OF CONTENTS


                                                                                                 Page
                                                                                                 ----
GLOSSARY .........................................................................................G-1

SUMMARY 1

PROPOSAL I:  ELECTION OF DIRECTORS..................................................................4

        General.....................................................................................4
        Information with Respect to Nominees for Director and Continuing Directors..................4
        Stockholder Nominations.....................................................................6
        Background of Directors.....................................................................6
        Board Meetings and Committees...............................................................7
        Compensation of Directors...................................................................7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT......................................8

        Executive Officers who are not Directors....................................................8
        Beneficial Owners...........................................................................8
        Certain Transactions........................................................................9

EXECUTIVE COMPENSATION.............................................................................10

        Option Grants in Last Fiscal Year..........................................................11

STOCK OPTION GRANTS IN LAST FISCAL YEAR............................................................11

        Aggregated Option Exercises in Last Fiscal Year............................................11
        Employment Agreements......................................................................12
        Deferred Compensation Plan.................................................................12
        Supplemental Executive Retirement Plan.....................................................12
        1989 Incentive Stock Option Plan...........................................................12
        1995 Employee Stock Option Plan............................................................13
        Report of the Compensation Committee.......................................................13

PERFORMANCE GRAPH..................................................................................14

EMPLOYEE LOAN PROGRAM..............................................................................15

COMPLIANCE WITH SECTION 16(A) FILING REQUIREMENTS..................................................15

PROPOSAL II:  THE REORGANIZATION...................................................................15

        Background.................................................................................16
        Reasons for the Reorganization.............................................................16
        Recommendation of the Glacier Board of Directors...........................................17
        Basic Terms of the Merger..................................................................17
        Exchange of Stock Certificates.............................................................17
        Conditions to the Reorganization; Regulatory Approvals.....................................17
        Amendment or Termination of Merger Agreement...............................................18
        Material Federal Income Tax Consequences...................................................18
        Accounting Treatment of Merger.............................................................18
        Certain Information Regarding GB...........................................................19
        GB Certificate of Incorporation and Bylaws.................................................19
        Description of GB Capital Stock............................................................19

SUPERVISION AND REGULATION.........................................................................21

        Introduction...............................................................................21
        The Holding Company........................................................................21

                                                                                                 Page
                                                                                                 ----
               General.............................................................................21
               Bank Holding Company Structure......................................................21
               Transactions with Affiliates........................................................22
               Regulation of Management............................................................22
               FIRREA..............................................................................22
               Tie-In Arrangements.................................................................22
               State Law Restrictions..............................................................22
               Securities Registration and Reporting...............................................22
        The Subsidiaries...........................................................................23
               General.............................................................................23
               Loans-to-One Borrower...............................................................23
               FDIC Insurance......................................................................23
               Capital Requirements................................................................24
               Restrictions on Capital Distributions...............................................25
               Federal Home Loan Bank System.......................................................25
               Federal Reserve System..............................................................26
               Recent Federal Legislation..........................................................26

CERTAIN LEGAL MATTERS..............................................................................26

OTHER MATTERS......................................................................................26

INDEPENDENT AUDITORS...............................................................................27

STOCKHOLDER PROPOSALS..............................................................................27

ANNUAL REPORTS.....................................................................................27


APPENDIX A - Plan and Agreement of Merger

APPENDIX B - Certificate of Incorporation of GB, Inc.

                          GLOSSARY OF CERTAIN KEY TERMS

1933 ACT....................    The Securities Act of 1933, as amended, and the
                                rules and regulations promulgated thereunder.

1934 ACT....................    The Securities Exchange Act of 1934, as amended,
                                and related rules and regulations.

BHCA........................    Bank Holding Company Act of 1956, as amended.

BOARD.......................    Board of Directors.

CLOSING.....................    The closing of the Reorganization as
                                contemplated in the Merger Agreement.

CODE........................    The Internal Revenue Code of 1986, as amended.

DGCL........................    Delaware General Corporation Law.

EFFECTIVE TIME..............    The date on which the closing of the
                                Reorganization will occur, as set forth in the
                                Merger Agreement.
FDIC........................    The Federal Deposit Insurance Corporation.

FRB.........................    The Board of Governors of the Federal Reserve
                                System.

GAAP........................    Generally accepted accounting principles,
                                consistently applied.

GB..........................    GB, Inc., a Delaware corporation.

GLACIER.....................    Glacier Bancorp, Inc., a Delaware corporation
                                and bank holding company.

GLACIER COMMON STOCK........    Glacier's Common Stock, par value $.01 per
                                share.

GLACIER FINANCIAL
STATEMENTS..................    Glacier's audited consolidated statements of
                                financial condition as of December 31, 1997 and
                                1996, and the related audited consolidated
                                statements of operations, cash flows and
                                stockholders' equity for each of the years in
                                the three-year period ended December 31, 1997,
                                included in the Glacier 1997 10-K and
                                incorporated by reference herein..

HOLA........................    Home Owner's Loan Act, as amended.

KPMG........................    KPMG Peat Marwick LLP, independent certified
                                public accountants.

REORGANIZATION..............    The merger of Glacier with and into GB in
                                accordance with the Merger Agreement.

MERGER AGREEMENT............    The Plan and Agreement of Merger, dated as of
                                March 25, 1998, between Glacier and GB.

PROSPECTUS/PROXY STATEMENT..    The Prospectus/Proxy Statement, contained in the
                                Registration Statement, and to be mailed to
                                Glacier's stockholders, together with any
                                amendments and supplements thereto.

REGISTRATION STATEMENT......    The Registration Statement on Form S-4, of which
                                this Prospectus/Proxy Statement forms a part,
                                filed with the SEC by GB under the 1933 Act, for
                                the purpose of registering the shares of GB
                                Common Stock to be issued in the Reorganization.

REGULATORY APPROVALS........    The required regulatory approvals of the
                                transaction by the FRB.

SEC.........................    The Securities and Exchange Commission.


STATE BANKS.................    Glacier Bank, Glacier Bank of Whitefish, Glacier
                                Bank of Eureka, and First Security Bank of
                                Missoula, Glacier's subsidiary banks.

                                     SUMMARY

        The following material summarizes certain information contained elsewhere in this Prospectus/Proxy Statement. This summary is not intended to be complete and is qualified by reference to the more detailed information contained elsewhere in this Prospectus/Proxy Statement (including the appendices). Capitalized terms used in this Prospectus/Proxy Statement, unless the context otherwise requires, have the meanings ascribed to them in the Glossary of Certain Key Terms inside the front cover. Additionally, terms used principally in particular sections of this Prospectus/Proxy Statement are defined in the sections where they are used.

ELECTION OF DIRECTORS                 Three persons have been nominated for
                                      election as Directors of Glacier for terms expiring at the annual meeting of shareholders to be held in the year 2001 and until their successors are duly elected and qualified. The nominees are Allen J. Fetscher, John S. MacMillan and
                                      F. Charles Mercord, each of whom currently serves as a director. See "PROPOSAL I:
                                      ELECTION OF DIRECTORS." If the
                                      Reorganization is approved, the persons
                                      serving as directors of Glacier will serve as the directors of GB.

THE REORGANIZATION
    Background                        Glacier has identified a concern that the
                                      total number of issued and outstanding
                                      shares of Glacier Common Stock have
                                      exceeded the number of shares of Common
                                      Stock that the Glacier Board was
                                      authorized to issue under the Glacier
                                      Certificate. In addition, although the
                                      Glacier Board approved the Stock Split,
                                      Glacier failed to obtain shareholder
                                      approval of the Stock Split and file the required certificate of amendment to its Certificate of Incorporation. Duane,
                                      Morris & Heckscher LLP, special counsel to
                                      Glacier and GB (hereinafter referred to as "Delaware counsel"), has advised the
                                      Glacier Board that, as a result of these technical deficiencies, a substantial question exists under Delaware law concerning the effectiveness of the Stock
                                      Split and the validity of the Stock Split
                                      Shares and the Option Shares. See
                                      "PROPOSAL II: THE REORGANIZATION -
                                      Background."

    Reasons for the Merger            Delaware counsel has advised Glacier that
                                      it may resolve the technical deficiencies that occurred in the Stock Split, as well as issues relating to the validity of the Stock Split Shares, by effecting the Reorganization. Delaware counsel has rendered an opinion that the Shares of GB to be issued in the Reorganization will be validly issued, fully paid and non-assessable. See "PROPOSAL II: THE
                                      REORGANIZATION - Reasons for the
                                      Reorganization."

    Recommendation of the Board of
    Directors                         THE GLACIER BOARD UNANIMOUSLY RECOMMENDS
                                      THAT ITS STOCKHOLDERS VOTE FOR APPROVAL OF
                                      THE REORGANIZATION AND MERGER AGREEMENT.
                                      See "PROPOSAL II: THE REORGANIZATION -
                                      Recommendation of the Board of Directors."

    Basic Terms of the Merger         The Merger Agreement provides, among other
                                      things, that: (i) Glacier will be merged with and into GB, with GB being the surviving corporation; (ii) each share of Glacier Common Stock outstanding immediately prior to the Effective Time
                                      (including the Stock Split) will
                                      automatically be converted into one share of GB Common Stock; (iii) the GB Common
                                      Stock presently held by Glacier will
                                      canceled; and (iv) GB will amend its
                                      Certificate of Incorporation to change its name to "Glacier Bancorp, Inc." See
                                      "PROPOSAL II: THE REORGANIZATION - Basic
                                      Terms of the Merger."

    Exchange of Stock Certificates    If the Reorganization is consummated, it
                                      will not be necessary for holders of
                                      Glacier Common Stock to exchange their
                                      existing stock certificates for GB Common
                                      Stock certificates. See "PROPOSAL II: THE
                                      REORGANIZATION - Exchange of Stock
                                      Certificates."

    Conditions to the Reorganization;
    Regulatory Approvals              The Glacier Board intends to proceed with
                                      the Reorganization only if the
                                      Reorganization is approved by the
                                      affirmative vote of the holders of
                                      two-thirds of the issued and outstanding shares of Glacier Common Stock. An application for a waiver from filing requirements was filed with and received from the FRB, whereby the FRB waived the requirements to file a formal application.
                                      See "PROPOSAL II: THE REORGANIZATION -
                                      Conditions to the Reorganization;
                                      Regulatory Approvals."

    Amendment or  Termination of the
    Merger Agreement                  The Merger Agreement provides that Glacier
                                      and GB may by written agreement amend the Merger Agreement at any time prior the Effective Time, and that the Merger
                                      Agreement may be terminated and abandoned at any time by mutual consent of the Boards of Directors of Glacier and GB. See
                                      "PROPOSAL II: THE REORGANIZATION -
                                      Amendment or Termination of the Merger
                                      Agreement."

    Material Federal Income Tax
    Consequences                      Glacier will receive an opinion from its
                                      special counsel, Duane, Morris & Heckscher
                                      LLP, to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by Glacier as a result of the merger; (ii) no gain or loss should be recognized by holders of Glacier Common
                                      Stock pursuant to the Merger; (iii) the
                                      tax basis of the GB Common Stock received by a holder of Glacier Common Stock pursuant to the Merger should be the same as the tax basis of such holder's Glacier
                                      Common Stock exchanged therefor; and (iv) the holding period of the GB Common Stock received by a holder of Glacier Common
                                      Stock pursuant to the Merger should
                                      include the holding period of such
                                      holder's Glacier Common Stock exchanged
                                      therefor.

                                      The Internal Revenue Service may take the position, however, that holders who received or purchased shares that were issued in, or subsequent to, the Stock Split did not have a beneficial ownership interest in Glacier until the Merger was consummated and, as a result, the holding period in the GB shares received in the Merger would not begin until the date that the Merger was consummated. Duane, Morris & Heckscher LLP does not agree with this position. In rendering its opinion, Duane, Morris & Heckscher LLP has concluded that a holder of Glacier Common Stock should have a beneficial ownership interest in Glacier to the extent of the holder's shares of Glacier Common Stock, notwithstanding any Delaware state law deficiencies that may exist as to shares issued in, or subsequent to, the Stock Split.

                                      HOLDERS OF GLACIER COMMON STOCK ARE URGED
                                      TO CONSULT THEIR OWN TAX ADVISORS AS TO
                                      THE PARTICULAR TAX CONSEQUENCES OF THE
                                      MERGER TO THEM, INCLUDING THE EFFECT OF
                                      STATE AND LOCAL TAXES. SEE "PROPOSAL II:
                                      THE REORGANIZATION - Material Federal
                                      Income Tax Consequences."

    Accounting Treatment of the
    Reorganization                    The Reorganization will be accounted for
                                      as a combination of entities under common control. See "PROPOSAL II: THE
                                      REORGANIZATION - Accounting Treatment of the Reorganization."

    Certain  Information Regarding
    GB; GB Certificate of
    Incorporation and Bylaws          As of the Effective Time, the directors
                                      and officers of Glacier immediately prior to the Effective Time shall be the directors and officers of GB. Upon consummation of the Reorganization, in accordance with the terms of the Merger
                                      Agreement, GB will assume Glacier's
                                      obligations under Glacier's stock plans
                                      and will assume as plan sponsor the
                                      employee benefit plans currently sponsored by Glacier. GB has made application to Nasdaq to list the GB Common Stock on the Nasdaq National Market, and GB will be identified on the Nasdaq National Market by Glacier's current symbol, "GBCI".
                                      Davidson Trust Company, the Transfer Agent and Registrar of Glacier's Common Stock, will serve in the same capacities for the GB Common Stock.

                                      The Certificate of Incorporation of GB is identical in all material respects to the Certificate of Incorporation of Glacier (the "Company Articles"), except with respect to the number of shares of GB's authorized capital stock. From and after the Effective Time, the Bylaws of Glacier as in effect immediately prior to the Effective Time shall be the bylaws of GB. See "PROPOSAL II: THE REORGANIZATION - Certain Information Regarding GB" and " - GB Certificate of Incorporation and Bylaws."

    Description of GB Capital Stock   GB's authorized capital stock consists of
                                      15,000,000 shares of common stock, par
                                      value $.01 per share, and 1,000,000 shares of preferred stock, par value $.01 per share. Except with respect to the number of authorized shares, the capital stock of GB and the rights and preferences of the holders thereof are identical to the capital stock of Glacier. See "PROPOSAL
                                      II: THE REORGANIZATION - Description of GB
                                      Capital Stock."

                        PROPOSAL I: ELECTION OF DIRECTORS

GENERAL

        The Certificate of Incorporation of Glacier provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The Bylaws provide that there shall be a minimum of seven (7) and a maximum of twelve (12) directors, the exact number to be determined by resolution of the Board. The Bylaws further allow that by resolution, the Board may be increased or decreased within the minimum and maximum limits. The number of directors set by the Board is nine.

        At the Annual Meeting, stockholders of Glacier will be asked to elect three directors of Glacier for a three-year term expiring in 2001 and until their successors are elected and qualified. The three nominees for election as directors who were selected by the Nominating Committee of the Board of Directors are Allen J. Fetscher, John S. MacMillan and F. Charles Mercord, each of whom currently serve as directors of Glacier. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of Glacier by blood, marriage or adoption.

        If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of Glacier. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected. The election of each of the nominees as a director requires the affirmative vote of a majority of the outstanding shares of Glacier Common Stock.

        THE BOARD OF DIRECTORS OF GLACIER RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

        The following table sets forth certain information with respect to the nominees for director for a three-year term expiring in 2001 and the continuing directors of Glacier. The table includes (i) principal occupations during the past five years; (ii) the term of office; and (iii) the number and percentage of shares of Glacier Common Stock beneficially owned by each individual on January 1, 1998. Where beneficial ownership is less than one percent of all outstanding shares, the percentage is not reflected in the table.

                                                                          AMOUNT AND NATURE OF
                          AGE AS OF                                       BENEFICIAL OWNERSHIP
                          JANUARY 1,                 DIRECTOR  TERM       OF COMMON STOCK AS OF
 NAME                       1998     POSITION         SINCE   EXPIRES        JANUARY 1, 1998(1)
 ----                     ---------- --------        -------- -------     ---------------------
 NOMINEES FOR DIRECTOR

 Allen J. Fetscher           53      Director         1996      1998        141,882(2.07%)(2)

 John S. MacMillan           61      Chairman,        1977      1998        182,465(2.66%)(3)
                                     President and
                                     Chief Executive
                                     Officer

 F. Charles Mercord          66      Director         1975      1998        139,943(2.04%)(4)

                                                                          AMOUNT AND NATURE OF
                          AGE AS OF                                       BENEFICIAL OWNERSHIP
                          JANUARY 1,                 DIRECTOR  TERM       OF COMMON STOCK AS OF
 NAME                       1998     POSITION         SINCE   EXPIRES        JANUARY 1, 1998(1)
 ----                     ---------- --------        -------- -------     ---------------------
 CONTINUING DIRECTORS

 Michael J. Blodnick         45      Director,        1993      1999         90,661(1.32%)(5)
                                     Executive Vice
                                     President and
                                     Secretary

 Darrel R. Martin            73      Director         1979      1999        114,358(1.71%)(6)

 Harold A. Tutvedt           68      Director         1983      1999        117,587(1.72%)(7)

 William L. Bouchee          56      Director         1996      2000        136,200(1.99%)

 L. Peter Larson             59      Director         1985      2000        239,664(3.50%)

 Everit A. Sliter            58      Director         1973      2000        166,488(2.43%)(8)

(1) Pursuant to rules promulgated by the SEC under the Exchange Act, an individual is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares. Unless otherwise indicated, the individual has sole voting and sole investment power with respect to such holdings. Stock Split Shares are included in the number of issued and outstanding shares of Glacier Common Stock for the purposes of all calculations herein.

(2) Includes 36,153 shares owned by Mr. Fetscher's wife; 29,078 considered beneficially held as Trustee for shares held in a trust for the benefit of Mr. Fetscher's minor children; and 38,658 held by a family corporation, of which Mr. Fetscher is a principal and 1,840 shares options.

(3) Includes 18,645 shares owned jointly with Mr. MacMillan's wife; 36,543 owned by Mr. MacMillan's wife; 45,546 shares held for Mr. MacMillan's account in Glacier's Pension and Profit Sharing Plans; 2,206 held in an IRA account for the benefit of Mr. MacMillan; and 12,766 shares which may be acquired within 60 days by the exercise of stock options.

(4) Includes 90,642 shares held in an IRA for the benefit of Mr. Mercord; 26,119 shares owned by Mr. Mercord's wife; and 13,282 shares which could be acquired by the exercise of stock options.

(5) Includes 34,184 shares held jointly with Mr. Blodnick's wife; 34,812 shares owned by Mr. Blodnick's wife; 1,204 shares which Mr. Blodnick is custodian for his children; 7,595 shares held for Mr. Blodnick's account in Glacier's Pension and Profit Sharing Plans; and 12,866 shares which could be acquired within 60 days by the exercise of stock options.

(6) Includes 45,523 shares owned by Mr. Martin's wife; 2,967 in an IRA account for the benefit of Mr. Martin; and 13,282 shares which could be acquired within 60 days by the exercise of stock options.

(7) Includes 63,056 shares owned jointly with Mr. Tutvedt's wife, 2,668 shares owned by Mr. Tutvedt's wife; 33,624 held jointly with brother; 2,838 shares held in an IRA account for the benefit of Mr. Tutvedt; 7,119 shares held jointly by Mr. Tutvedt's wife and daughter; and 8,282 shares which could be acquired within 60 days by the exercise of stock options.

(8) Includes 65,670 shares held jointly with Mr. Sliter's wife; 20,983 shares owned by Mr. Sliter's wife; 18,738 shares owned by Mr. Sliter's children; 34,154 shares held in an IRA account for the benefit of Mr. Sliter; 3,338 shares held in Glacier's SEP; and 13,282 shares which could be acquired within 60 days by the exercise of stock options.

STOCKHOLDER NOMINATIONS

        Section 4.15 of Glacier's Bylaws governs nominations for election to the Board of Directors and requires all nominations by stockholders to be made in compliance with the notice provisions in that section. Written notice of a stockholder nomination for an election to be held at an annual meeting must be given either by personal delivery or by United States mail, postage prepaid to the Secretary of Glacier not later than sixty days prior to the anniversary date of the mailing of proxy materials by Glacier in connection with the immediately preceding annual meeting. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of Glacier entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and
(e) the consent of each nominee to serve as a director of Glacier if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. Glacier did not receive any stockholder nominations for director in connection with the upcoming Annual Meeting.

BACKGROUND OF DIRECTORS

        MICHAEL J. BLODNICK is the Executive Vice President and Secretary of Glacier; the President and a director of Glacier Bank, a subsidiary of Glacier, Glacier Bank of Whitefish, a subsidiary of Glacier ("GBW"); Executive Vice President of Glacier Bank of Eureka, a subsidiary of Glacier ("GBE"); and a director of First Security Bank of Missoula, a subsidiary of Glacier ("FSB"). Mr. Blodnick has been employed by Glacier Bank since 1978.

        WILLIAM L. BOUCHEE has served as the President and Chief Executive Officer of FSB since 1991. Mr. Bouchee is also a director of FSB and was appointed to the Board of Directors of Glacier and Glacier Bank in December 1996.

        ALLEN J. FETSCHER was appointed to the Board of Directors of Glacier and Glacier Bank in December 1996. Mr. Fetscher also serves as the Chairman of FSB. Mr. Fetscher has been the President of Fetscher's Inc. since 1971. He has served as Vice President of American Public Land Exchange Co., Inc. since 1982 and has owned Associated Agency since 1969; both are real estate development, sales and ownership companies.

        L. PETER LARSON has been the President of American Timber Company since 1978 and also serves as a director of Glacier Bank and GBE. Mr. Larson is also President and CEO of L. Peter Larson Co. and Glacier Gold Compost, as well as a Partner and CEO of American Stud Co. and Larson and Sparkling Co.

        JOHN S. MACMILLAN, who joined Glacier Bank in 1967, has been Chairman, President and Chief Executive Officer of Glacier since January 1, 1993 and is also Chairman of each of Glacier Bank, GBW and GBE and a director of FSB. Prior to that he served as President and Chief Executive Officer of Glacier Bank from January 1993 to January 1997, President and Chief Operating Officer of Glacier Bank from 1989 to January 1993, and as Executive Vice President of Glacier Bank from 1979 to 1989.

        DARREL R. MARTIN, a retired businessman, owned a car and truck dealership for 34 years. He is past Executive Director of the Flathead Convention and Visitor Association and currently serves on the Board of Directors of Winter Sports, Inc. Mr. Martin has been a director of Glacier Bank since 1979.

        F. CHARLES MERCORD served as President and Managing Officer of Glacier Bank from 1977 to 1989 and as Chairman and Chief Executive Officer of Glacier Bank from 1989 until December 1992. He also served as Chairman and Chief Executive Officer of Glacier from 1990 until December 1992. Mr. Mercord, who joined Glacier Bank in 1961, is also a director of Glacier Bank.

        EVERIT A. SLITER has been a partner of Jordahl & Sliter, a certified public accounting firm since 1965 and is also a director of Glacier Bank.

        HAROLD A. TUTVEDT has been a director of Glacier Bank since 1983. He is the owner of Harold Tutvedt Farms. Mr. Tutvedt previously was a partner in Tutvedt Bros. Farm and Feedlot, and served as Secretary of Blue Chip Harvestone, Inc., a sales and feedlot construction firm.

      Effective June 30, 1998, John S. MacMillan will retire from his positions as President and Chief Executive Officer of Glacier, but will remain Chairman of Glacier and a director of each of its subsidiaries. Michael J. Blodnick has been appointed to succeed Mr. MacMillan as President and Chief Executive Officer.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors of Glacier met 16 times during the year ended December 31, 1997. Each of the present directors attended at least 75% of the meetings of the Board of Directors held in 1997. The Board of Directors has established standing committees of the Board of Directors that include an Audit Committee and a Compensation Committee.

        Each member of the Board of Directors of Glacier also currently serves as a member of the Board of Directors of Glacier Bank, which meets monthly and may have special meetings.

        The Audit Committee consists of six non-employee members of the Board of Directors of Glacier, whose members include: Messrs. Fetscher, Larson, Martin, Mercord, Sliter (Chairman) and Tutvedt. The Audit Committee meets annually with Glacier's independent auditor to review the audit and reports, and evaluate internal controls, and at such other times as are necessary or appropriate. The Audit Committee met eleven times during 1997.

        The Compensation Committee consists of six non-employee members of the Board of Directors of Glacier whose members include: Messrs. Fetscher, Larson, Martin, Mercord, Sliter and Tutvedt (Chairman). The responsibilities of the Compensation Committee include reviewing management compensation, investigating new and different forms of compensation and making recommendations on compensation to the Board of Directors. The Compensation Committee met three times during 1997.

        The Board of Directors of Glacier acts as The Nominating Committee for selecting nominees for election as directors. The Nominating Committee met once during 1997.

COMPENSATION OF DIRECTORS

        Board Fees. Each director earns $1,350 per month for services as a member of the Board of Directors of Glacier and Glacier Bank. However, directors who are employed by Glacier receive no additional compensation for their services as members of the Board.

        Directors' Stock Option Plan. In 1994, the Board of Directors and Shareholders of Glacier adopted the 1994 Directors' Stock Option Plan (the "Plan") for outside directors. Under the Plan, 50,000 shares of Glacier Common Stock were reserved for issuance upon the exercise of nonqualified stock options granted to non-employee directors of Glacier and each Subsidiary Bank. Under the Plan, each such director was granted an option to purchase 5,000 shares of Glacier Common Stock at a per share price equal to the fair market value of a share of such stock on the date of grant, which was $19.75 per share (in each case as adjusted for subsequent stock dividends). Each option granted under the Plan expires upon the earlier of five years following the date of grant or three years following the date the optionee ceases to be a director, except in the event of death, in which case the period is one year from the date of death. In 1997, options to purchase a total of 7,840 shares of Glacier's Common Stock were granted to directors and 7,847 shares were issued pursuant to the exercise of options.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The following table sets forth information with respect to the executive officers who are not directors or nominees for director of Glacier. All executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                                                                          Amount and Nature of
                                                                         Beneficial Ownership of
                                                                            Common Stock as of
Name and Age                    Position                                    January 1, 1998(1)
------------                    --------                                 -----------------------
Joan L. Holling, 57             Senior Vice President and Assistant             63,912(2)
                                Secretary of Glacier and Glacier Bank;
                                employed since 1974

James H. Strosahl, 55           Senior Vice President and Chief                 24,493(3)
                                Financial Officer of Glacier and
                                Glacier Bank; employed since 1993

Stephen J. Van Helden, 48       Treasurer of Glacier and Executive              85,084(4)
                                Vice President of Glacier Bank;
                                employed since 1974

Martin E. Gilman, 52            Senior Vice President of Glacier and            40,492(5)
                                Glacier Bank; employed since 1973

Directors and executive                                                   1,546,196(22.58%)(6)
officers as a group (thirteen
(13) persons)

---------------------

(1) Stock Split Shares are included in the number of issued and outstanding shares of Glacier Common Stock for the purposes of all calculations herein.

(2) Includes 37,409 shares held jointly with Ms. Holling's husband, with whom voting and dispositive power is shared; 11,148 shares held jointly in a margin account with Ms. Holling's daughters; 6,078 shares held in Glacier's Pension & Profit Sharing Plans; and 6,600 shares which could be acquired within 60 days by the exercise of stock options.

(3) Includes 4,992 shares held jointly with Mr. Strosahl's wife with whom voting and dispositive power is shared; 8,714 shares held in an IRA account; and 6,600 shares which could be acquired within 60 days by the exercise of stock options

(4) Includes 38,241 shares held jointly with Mr. Van Helden's wife with whom voting and dispositive power is shared; 35,743 shares held in Glacier's Pension and Profit Sharing Plans; 400 held by Mr. Van Helden's minor children and 6,600 shares which could be acquired within 60 days by the exercise of stock options.

(5) Includes 196 shares held jointly with Mr. Gilman's wife with whom voting and dispositive power is shared; 33,765 shares held in Glacier's Pension and Profit Sharing Plans; 3,561 shares held by a family corporation, of which Mr. Gilman is a principal; and 2,970 shares which could be acquired within 60 days by the exercise of stock options.

(6) Includes 85,604 shares which could be acquired within 60 days from the Voting Record Date by all officers and directors as a group (thirteen persons) by the exercise of stock options granted pursuant to Glacier's stock option plans.

BENEFICIAL OWNERS

        The following table includes information concerning the only persons or entities, including any "group" as that term is used in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which was known to Glacier to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date.

                                        Amount and Nature
Name and Address of                      of Beneficial
Beneficial Owner                          Ownership(1)              Percent of Class
-------------------                     -----------------           ----------------
T. Rowe Price Associates, Inc.             562,500(2)                     8.2%
100 E. Pratt Street
Baltimore, Maryland  21202

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Stock Split Shares are included in the number of issued and outstanding shares of Glacier Common Stock for the purposes of all calculations herein.

(2) Based on an amended Schedule 13G filed under the Exchange Act. These securities are owned by various individual and institutional investors including the T. Rowe Price Small Cap Fund, Inc., (which owns 352,700 shares, representing 5.1% of the outstanding shares), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

CERTAIN TRANSACTIONS

        Jordahl & Sliter, a certified public accounting firm in which Everit A. Sliter is a partner, performs tax services for Glacier in the ordinary course of business. Glacier believes that these services have been provided on terms which are no less favorable than which could have been obtained in dealings with non-affiliates and that any future transactions will be conducted on such basis.

                             EXECUTIVE COMPENSATION

        The following table sets forth a summary of certain information concerning the compensation awarded to or paid by Glacier for the year ended December 31, 1997 for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the most highly compensated executive officers of Glacier whose total compensation during the last fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

============================================================================================================
                                                                           Long Term
                                       Annual Compensation               Compensation
                               ------------------------------------- -------------------
                                                                       Awards    Payouts
                                                                     ----------  -------
                                                                     Securities
Name and                                              Other Annual   Underlying   LTIP       All Other
Principal Position      Year   Salary(1)  Bonus(2)   Compensation(3)   Options   Payouts  Compensation(4)(5)
------------------------------------------------------------------------------------------------------------
John S. MacMillan       1997  $189,616   $ 80,000           0         8,475       0            $46,426
  President and Chief   1996   179,615    110,000           0         6,523       0             23,588
  Executive Officer     1995   170,000    100,000           0           0         0             39,770
------------------------------------------------------------------------------------------------------------
Michael J. Blodnick     1997  $164,423    $50,000           0         8,475       0            $41,707
  Executive Vice        1996   148,846     75,000           0         6,523       0             20,857
  President and         1995   119,135     60,000           0           0         0             23,338
  Secretary
------------------------------------------------------------------------------------------------------------
William L. Bouchee      1997  $106,692    $18,739           0           0         0            $19,211
  President, First
  Security Bank
------------------------------------------------------------------------------------------------------------
James H. Strosahl       1997   $76,729    $28,000           0         5,650                    $16,825
  Senior Vice           1996    69,934     32,500           0         4,440       0             13,905
  President Chief       1995    63,655     25,000           0           0         0             11,440
  Financial Officer
------------------------------------------------------------------------------------------------------------
Stephen J. Van Helden   1997   $84,938    $30,000           0         8,475       0            $17,146
  Senior Vice President 1996    77,346     40,000           0         4,400       0             17,362
  Treasurer             1995    70,722     35,000           0           0         0             13,674
============================================================================================================

---------------

(1) Includes $87,404, $10,000, and $7,000 deferred by Messrs. MacMillan, Blodnick and Strosahl, respectively, pursuant to Glacier's Deferred Compensation Plan.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Company-owned automobiles and the payment of certain club dues. In the opinion of management of Glacier the costs to Glacier of providing such benefits to any individual executive officer during the year ended December 31, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Includes awards granted pursuant to Glacier's 1989 Incentive Stock Option Plan.

(4) Includes amounts allocated or paid by Glacier during the year ended December 31, 1997 on behalf of Messrs. MacMillan, Blodnick, Bouchee, Strosahl, and Van Helden pursuant to Glacier's noncontributory defined contribution "Money Purchase" Pension Plan, Profit Sharing and SERP/401(k) Plan in the amounts of $42,916, $40,837, $17,772, $15,880, and $16,725, respectively.

(5) Includes life insurance premiums paid by Glacier during the year ended December 31, 1997 on behalf of Messrs. MacMillan, Blodnick, Bouchee, Strosahl, and Van Helden in the amounts of $3,510, $870, $1,439, $945, and $421, respectively.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information concerning individual grants of stock options pursuant to Glacier's stock option plans awarded to the named executive officers during the year ended December 31, 1997.


                     STOCK OPTION GRANTS IN LAST FISCAL YEAR


================================================================================================
                                                                          Potential Realizable
                                                                                  Value
                                                                            at Assumed Annual
                           Individual Grants                                      Rates
                                                                             of Stock Price
                                                                              Appreciation
                                                                           for Option Term(3)
------------------------------------------------------------------------------------------------
                        Number of
                        Securities     % of Total
                        Underlying      Options
                         Options        Granted     Exercise   Expiration
        Name           Granted (1)    to Employees  Price(2)      Date       5%        10%
------------------------------------------------------------------------------------------------
John S. MacMillan         8,475           5.3%       $16.00     1-29-02    $37,460   $82,800
------------------------------------------------------------------------------------------------
Michael J. Blodnick       8,475           5.3%       $16.00     1-29-02    $37,460   $82,800
------------------------------------------------------------------------------------------------
William L. Bouchee        8,475           5.3%       $16.00     1-29-02    $37,460   $82,800
------------------------------------------------------------------------------------------------
James H. Strosahl         5,650           3.5%       $16.00     1-29-02    $24,793   $55,200
------------------------------------------------------------------------------------------------
Stephen J. Van            8,475           5.3%       $16.00     1-29-02    $37,460   $82,800
Helden
================================================================================================

---------------

(1) The options were granted on January 29, 1997 and vest over two years from the date of grant.

(2) The exercise price was based on the market price of Glacier Common Stock on the date of grant.

(3) The potential realizable value portion of the foregoing table illustrates values that might be realized upon exercise of the options immediately prior to the expiration of their term based upon the assumed compounded rates of appreciation in the value of Glacier Common Stock as specified in the table over the term of the options. These amounts do not take into account provisions of the options providing for termination of the option following termination of employment or nontransferability.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

        The following table sets forth certain information concerning exercises of stock options pursuant to Glacier's stock option plans by the named executive officers during the year ended December 31, 1997 and stock options held at year end.

===============================================================================================
                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                  AND YEAR END OPTION VALUES
-----------------------------------------------------------------------------------------------
                                                   Number of                 Value of
                      Shares                      Unexercised         Unexercised Options at
                    Acquired                 Options at Year End           Year End(1)
                       on         Value     ------------------------ --------------------------
       Name         Exercise    Realized    Exercisable Unexercisabl Exercisable  Unexercisable
-----------------------------------------------------------------------------------------------
John S. MacMillan     7,000       $51,270      2,983       18,262      $40,606      $184,461
-----------------------------------------------------------------------------------------------
Michael J. Blodnick   6,900       $70,109      3,083       18,262      $41,967      $184,461
-----------------------------------------------------------------------------------------------
William L. Bouchee      0            0         6,891       13,644      $165,384     $191,856
-----------------------------------------------------------------------------------------------
James H. Strosahl     4,991       $55,089        0         12,250         $0        $123,790
-----------------------------------------------------------------------------------------------
Stephen J. Van Helden 2,489       $29,520        0         15,075         $0        $146,406
===============================================================================================

(1) The average of the high and low sales prices of a share of Common Stock as reported on the Nasdaq National Market on December 31, 1997 was $24.00.

EMPLOYMENT AGREEMENTS

        On October 28, 1994, Glacier and Glacier Bank, following approval of the Board of Directors, entered into an employment agreement (the "Agreement") with Mr. MacMillan. The Agreement, which replaces Mr. MacMillan's prior employment agreement with Glacier, terminates annually on March 15th (the anniversary date) and is renewable on an annual basis on the anniversary date, and each anniversary date thereafter, upon recommendation of the Board of Directors, unless certain advance notice is given, or upon a change in control (as defined), in which case the Agreement is automatically extended for an additional 3 years. Under the Agreement, Mr. MacMillan is entitled to receive a minimum annual base salary (currently $200,000), which may be adjusted, as appropriate, by the Compensation Committee. The Agreement provides that, subsequent to a change in control, if Mr. MacMillan is discharged otherwise than for cause (as defined) or resigns for good reason, e.g., a significant diminution of responsibility or adverse change in working conditions, then he is entitled to his full compensation for three years. On April 7, 1988, however, Glacier announced that Mr. MacMillan will retire from his positions as President and Chief Executive Officer of Glacier effective June 30, 1998, but will remain Chairman of Glacier and a director of each of its subsidiaries.

        Glacier and Glacier Bank entered into agreements with each of Messrs. Blodnick, Strosahl and Van Helden. These agreements are for an initial one year term, which is extended each year for an additional year upon the review and approval of the Boards of Directors of Glacier and Glacier Bank, and provides for severance benefits payable to Messrs. Blodnick, Strosahl and Van Helden if either parties are improperly terminated or voluntarily terminates his or her employment for good reason following a change in control of Glacier. Messrs. Blodnick, Strosahl and Van Helden are entitled to receive annual salaries, (currently $167,000, $84,700, and $89,476, respectively), which may be adjusted, as appropriate, by the Compensation Committee. In the event of termination after a change in control, as defined in the agreement, Mr. Blodnick would be entitled to receive three times his annual compensation, payable over 36 months, and each of Messrs. Strosahl and Van Helden would be entitled to receive two times his annual compensation payable over 24 months. On April 7, 1998, however, Glacier announced that Mr. Blodnick has been appointed to succeed Mr. MacMillan as President and Chief Executive Officer, effective June 30, 1998.

        On August 9, 1996, First Security entered into a three-year employment agreement with Mr. Bouchee that provides for severance benefits payable to Mr. Bouchee if he should be improperly terminated or voluntarily terminates his employment for good reason following a change in control. Mr. Bouchee is entitled to receive an annual salary, (currently $128,256), which may be adjusted, as appropriate, by the Compensation Committee. In the event of termination after a change in control, as defined in the agreement, Mr. Bouchee would be entitled to receive an amount equal to one year's annual compensation, payable in one lump sum, as well as insurance benefits and pension and 401(k) contributions for a year following termination.

DEFERRED COMPENSATION PLAN

        In December, 1995, the Board of Directors adopted a Deferred Compensation Plan ("DCP") for directors and certain officers and key employees, as designated by resolution of the Board of Directors. The DCP generally provides for the deferral of certain taxable income earned by participants in the DCP. Non-employee directors may elect to have any portion of his or her director's fees deferred. Designated officers or key employees may elect to defer annually under the DCP up to 25% of his or her salary to be earned in the calendar year, and up to 100% of any cash bonuses.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

        In December, 1995, the Board of Directors adopted a nonqualified and nonfunded Supplemental Executive Retirement Plan ("SERP") for senior executive officers. The SERP is intended to supplement payments due to participants upon retirement under Glacier's other qualified plans. The SERP generally provides that Glacier will credit qualified participants' account on an annual basis, an amount equal to employer contributions that would have otherwise been allocated to the executive's accounts under the tax-qualified plans were it not for limitations imposed by the Internal Revenue Service, or participation in the deferred compensation plan. Messrs. MacMillan, Blodnick and Strosahl are the only participants in the SERP. Messrs. MacMillan, Blodnick and Strosahl received an allocation under the plan in the amounts of $22,416, $20,337, and $1,787 respectively, for the fiscal year 1997.

1989 INCENTIVE STOCK OPTION PLAN

        In 1989, the Board of Glacier's predecessor adopted and the shareholders approved the 1989 Incentive Stock Option Plan (the "1989 Plan") which authorized the grant and issuance of 316,151 shares of Common Stock (as adjusted for subsequent stock splits and dividends) to key employees of Glacier. The 1989 Plan provides for the grant of both Non-Statutory and

Incentive Stock Options which are exercisable for 5 years from the date of grant. At December 31, 1997, all options to purchase shares under the 1989 Plan have been granted and no shares remain available for future grants. The 1989 Plan was supplemented by the 1995 Employee Stock Option Plan as described below.

1995 EMPLOYEE STOCK OPTION PLAN

        At the 1995 Annual Meeting, the shareholders adopted the 1995 Employee Stock Option Plan (the "1995 Plan"). The 1995 Plan is administered by the Board of Directors (or a Committee appointed by the Board). It allows additional stock options to be granted to key employees of Glacier in any combination up to an aggregate of 279,768 shares of Glacier Common Stock, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of Glacier. The 1995 Plan provides for the issuance of options which qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options.

        As of December 31, 1997, options to purchase an aggregate of 200,117 shares (as adopted) have been granted, no shares have been issued pursuant to the exercise of stock options and 261,500 shares remain available for further grant.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors of Glacier is composed of Committee Chairperson Harold Tutvedt, Everit A. Sliter, Darrel R. Martin, F. Charles Mercord, L. Peter Larson and Allen J. Fetscher.

        Glacier, acting through the Committee, believes compensation of its Executives and other key personnel should reflect and support the goals and strategies of Glacier.

        The Committee's objectives in determining executive compensation are to attract, reward and retain key executive officers; and to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing stockholder value. To further these objectives, the Committee has adopted the following policies:

        o Glacier will compensate competitively with the practices of peer groups, and like performing financial companies;

        o Performance at the corporate, subsidiary and individual executive officer level will determine a significant portion of compensation; with due regard to financial performance relative to peer groups;

        o The attainment of realizable but challenging objectives will determine performance-based compensation; and

        o Glacier will encourage executive officers to hold substantial, long-term equity stakes in Glacier so that the interest of executive officers will coincide with the interest of stockholders - accordingly stock options will constitute a significant portion of compensation.

        Elements of Glacier's compensation of executive officers are: (1) Base salary and bonuses, (2) Incentive compensation in the form of stock options granted under Glacier's 1995 Incentive Stock Option Plan, (3) Salary Deferral Plan, and (4) Other compensation and employee benefits generally available to all employees of Glacier, such as health, life and long term disability insurance and employee contributions under Glacier's 401-K and Pension Plans.

        The Committee believes Glacier's goals are best supported by attracting and retaining well-qualified executive officers and other personnel through competitive compensation arrangements, with emphasis on rewards for outstanding contributions to Glacier's success, with a special emphasis on aligning the interests of executive officers and other personnel with those of Glacier's shareholders.

                        EXECUTIVE COMPENSATION COMMITTEE

     Harold Tutvedt (Chairperson)  o  Everit A. Sliter  o  Darrel R. Martin
          F. Charles Mercord  o  Allen J. Fetscher  o  L. Peter Larson

                                PERFORMANCE GRAPH

        The following graph compares the yearly cumulative total return of the Common Stock over a five-year measurement period with (i) the yearly cumulative total return on the stocks included in the Standard & Poor's ("S&P") 500 Composite Index (ii) the SNL Bank Index comprised of banks between $500M-$1B; and (iii) the yearly cumulative total return on the stocks included in the Montgomery Securities' Western Bank Monitor Industry Proxy Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

           -----------------------------------------------------------
                     GLACIER BANCORP STOCK PRICE PERFORMANCE
           -----------------------------------------------------------









                                                          PERIOD ENDING
                               ------------------------------------------------------------------------
INDEX                           12/31/92    12/31/93     12/31/94    12/31/95    12/31/96    12/31/97
-------------------------------------------------------------------------------------------------------
GLACIER BANCORP, INC.           $100.00      $120.37     $108.06     $150.44     $206.13     $323.75
S&P 500                         $100.00      $110.08     $111.53     $153.44     $188.52     $251.44
SNL $500M-$1B BANK INDEX        $100.00      $125.46     $133.93     $177.82     $222.29     $361.35
WESTERN BANK MONITOR            $100.00      $120.33     $124.32     $177.53     $220.20     $403.99

                              EMPLOYEE LOAN PROGRAM

        Federal regulations require that all loans or extensions of credit to executive officers and directors of Glacier and the State Banks must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other nonaffiliated persons and must not involve more than the normal risk of repayment or present other unfavorable features. The regulations authorize that a bank may make extensions of credit pursuant to a benefit or compensation program that (i) is available to all employees of the bank or its affiliates; and (ii) does not give preference to any insider over other employees of the bank or its affiliates. The regulations govern the amount of credit that a bank may extend to an insider, and, in those instances where the loan exceeds the allowed limit, requires that (i) the loan be approved by a majority of the board of directors; and (ii) the insider abstain from participating directly or indirectly in the voting.

        Glacier has adopted an Employee Loan Program, providing that loans be made to executive officers and directors and all other employees of Glacier and its subsidiaries on equal terms. Set forth below is certain information as of December 31, 1997 relating to loans which, in the aggregate, exceed $60,000 and which were made on preferential terms, as explained above, to executive officers and directors of Glacier. All loans are secured by real estate, except as noted. The table does not include loans which have been made on the same terms, including interest rates and collateral, as those made to non-affiliated parties and which in the opinion of management do not involve more than the normal risk of repayment or present other unfavorable features.

                                          Largest Aggregate
                                            Amount during
                             Nature of     January 1, 1997
                            Transaction           to          Balance at      Interest    Note Rate at
        Name                     and         December 31,    December 31,     Rate to     December 31,
                            Indebtedness        1997             1997         Employee       1997
------------------       -----------------   ------------    ------------     --------    ------------
F. Charles Mercord       First Mortgage on     150,000         147,338         5.74%(1)      6.875%
                         primary residence

Everit A. Sliter,        First Mortgage on      91,510          86,427         5.70%(1)      8.30%
Director                 primary residence

James H. Strosahl,       First Mortgage on     175,000         168,029         5.74%(1)      7.91%
Senior Vice President    primary residence
and CFO

Stephen J. Van Helden,   First Mortgage on     150,579         148,115         5.70%(1)      7.79%
Treasurer                primary residence

----------------
(1) This reflects borrowing to finance home improvements or to purchase homes and is 1% above Glacier Bank's cost of money.


                COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

        Section 16(a) of 1934 Act, as amended, ("Section 16(a)") requires that all executive officers and directors of Glacier and all persons who beneficially own more than 10 percent of Glacier's Common Stock file reports with the SEC with respect to beneficial ownership of Glacier's securities. Glacier has adopted procedures to assist its directors and executive officers in complying with the Section 16(a) filings.

        Based solely upon Glacier's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1997, or written representations from certain reporting persons, Glacier believes that all reporting persons made all filings required by Section 16(a) on a timely basis, except that Mr. Blodnick inadvertently failed to file a Form 5 to report a gift of 75 shares in October 1996. A subsequent Form 5 has been filed to report this transaction.

                         PROPOSAL II: THE REORGANIZATION

        The following description of the material aspects of the Reorganization does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. Glacier stockholders are being asked to approve the Reorganization in accordance with the terms of the Merger Agreement, and are urged to read the Merger Agreement carefully.

BACKGROUND

        On April 23, 1997, the Glacier Board declared the Stock Split, effective as of May 23, 1997, and resolved to pay all fractional shares resulting from that Stock Split in cash. In reliance upon the Glacier Board's approval of the Stock Split, but without obtaining approval of the holders of Glacier Common Stock, Glacier delivered to each of its shareholders of record on May 9, 1997, an additional stock certificate representing the Stock Split Shares and paid cash to each shareholder in lieu of any fractional shares.

        After the Stock Split and in the normal course of its business, Glacier issued additional shares of Glacier Common Stock to certain stock option holders under Glacier's employee and director stock option plans who had exercised options. Since May 9, 1997, approximately 64,000 shares of Glacier Common Stock have been issued by Glacier as a result of the exercises of these options (the "Option Shares"). As a result of the Stock Split and the issuance of the Option Shares, Glacier had issued approximately 6,864,000 shares of Glacier Common Stock as of February 28, 1998.

        On December 30, 1997, Glacier publicly announced an agreement to acquire Valley Bank of Helena ("VB"), a subsidiary of HUB Financial Corporation ("HUB") and operate VB as a wholly-owned subsidiary of Glacier. Because HUB does not own 100% of the outstanding shares of VB's common stock, the acquisition of VB will be accomplished by merging HUB into Glacier, followed by a share exchange with VB (the "Acquisition"). To effect the Acquisition, Glacier will be required to issue approximately 620,000 shares of Glacier Common Stock. Glacier intends to submit the proposed Acquisition to the shareholders of both VB and Glacier at a later date to obtain the required approvals.

        In February of 1998, while preparing its 1997 annual franchise tax report for filing with the Secretary of State of Delaware (the "Delaware Secretary"), Glacier identified for the first time a concern that the total number of issued and outstanding shares of Glacier Common Stock may have exceeded the number of shares of Common Stock that the Glacier Board was authorized to issue under the Glacier Certificate. After identifying this concern, the Glacier Board retained Delaware counsel to assist it in determining an appropriate course of corrective action.

        After examining the circumstances surrounding the Stock Split, Delaware counsel confirmed that certain technical deficiencies occurred with the Stock Split. Glacier has been advised by Delaware counsel that, under Delaware law, a reclassification of the capital stock of a corporation, such as the Stock Split, requires the approval of both the board of directors and shareholders and, thereafter, the corporation must file a certificate of amendment to its Certificate of Incorporation with the Delaware Secretary. Although the Glacier Board approved the Stock Split, Glacier inadvertently failed to obtain shareholder approval of the Stock Split and file the required certificate of amendment. Delaware counsel has advised the Glacier Board that, as a result of these technical deficiencies, a substantial question exists under Delaware law concerning the effectiveness of the Stock Split and the validity of the Stock Split Shares and the Option Shares.

REASONS FOR THE REORGANIZATION

        Delaware counsel has rendered an opinion that the shares of the Company to be issued in the Reorganization will be validly issued, fully paid and non-assessable. Accordingly, the Reorganization will resolve any deficiencies in the issuance of the Stock split Shares and the Option Shares. Delaware counsel has also advised Glacier that, if Glacier consummates the Reorganization, it will not be necessary for Glacier to amend its certificate of incorporation prior to the Acquisition to authorize the issuance of additional shares of Glacier Common Stock.

        The Glacier Board confirms the importance of removing any uncertainty regarding the number of outstanding shares of Glacier Common Stock or the validity of any such shares. If shareholder approval of the Reorganization is not obtained, there will continue to be a substantial question regarding the validity of the Stock Split Shares and the Option Shares. This continued uncertainty is likely to have certain potentially adverse effects on Glacier, including an impairment of Glacier's ability to complete the HUB Acquisition and similar transactions in the future. In addition, the Glacier Board recognizes that the Reorganization, by eliminating the need to call and hold an additional shareholders' meeting for the sole purpose of authorizing an increase in the authorized number of shares of Glacier Common Stock, will save Glacier the time and expense associated with such a meeting. For these reasons, the Glacier Board strongly recommends that Glacier's Shareholders vote in favor of approving the Reorganization.

        The Glacier Board also determined that it was appropriate to file a declaratory judgment action in the Court of Chancery of Delaware. Delaware counsel filed such an action on March 9, 1998, seeking a declaration that the Reorganization is in compliance with Delaware law and that the shares of GB Common Stock issued to the former holders of Glacier Common Stock, including to the holders of the Stock Split Shares and the Option Shares, in connection with such Reorganization are validly issued. The Court of Chancery has not taken any action with respect to the declaratory judgment action, and has not set any date for a hearing or other proceedings.

RECOMMENDATION OF THE GLACIER BOARD OF DIRECTORS

        THE GLACIER BOARD UNANIMOUSLY RECOMMENDS THAT ITS SHAREHOLDERS VOTE FOR APPROVAL OF THE REORGANIZATION AND MERGER AGREEMENT.

BASIC TERMS OF THE MERGER

        The following is a summary of certain provisions of the Merger Agreement, a copy of which is attached hereto as Appendix A and incorporated herein by reference. The summary is qualified in its entirety by reference to the complete text of the Merger Agreement, which provides, among other things, that:

        (i) Glacier will be merged with and into GB, with GB being the surviving corporation;

        (ii) each share of Glacier Common Stock outstanding immediately prior to the Effective Time (including the Stock Split) will automatically be converted into one share of GB Common Stock;

        (iii) the GB Common Stock presently held by Glacier will canceled; and

        (iv) GB will amend its Certificate of Incorporation to change its name to "Glacier Bancorp, Inc."

        As a result of the Reorganization, Glacier will cease to have a separate existence and GB shall continue its existence as a Delaware corporation and shall conduct its business under the name "Glacier Bancorp, Inc." GB will succeed to all the rights, duties and obligations of Glacier.

        The Merger Agreement provides that Glacier and GB may by written agreement amend the Merger Agreement at any time prior the Effective Time, and that the Merger Agreement may be terminated and abandoned at any time by mutual consent of the Boards of Directors of Glacier and GB.

EXCHANGE OF STOCK CERTIFICATES

        IF THE REORGANIZATION IS CONSUMMATED, IT WILL NOT BE NECESSARY FOR HOLDERS OF GLACIER COMMON STOCK TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR GB COMMON STOCK CERTIFICATES. Holders of Glacier Common Stock automatically will become holders of GB Common Stock, and their stock certificates automatically will represent shares of GB Common Stock.

CONDITIONS TO THE REORGANIZATION; REGULATORY APPROVALS

        Consummation of the Reorganization is subject to various conditions. No assurance can be provided as to whether these conditions will be satisfied or waived by the appropriate party. Accordingly, there can be no assurance that the Reorganization will be completed.

        The Reorganization can occur only if the holders of the shares of Glacier Common Stock approve the transaction. In accordance with Glacier's Certificate of Incorporation and the Delaware General Corporation Law ("DGCL"), approval of the Reorganization requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Glacier Common Stock. However, due to certain technical deficiencies relating to the Stock Split, the Glacier Board intends to proceed with the Reorganization only if the Reorganization is approved by the affirmative vote of the holders of two-thirds of the issued and outstanding shares of Glacier Common Stock. Proxies that are voted against the Reorganization will not be voted for adjournment in order to allow additional time to solicit votes to approve the Reorganization.

        In the event Glacier's shareholders do not approve the Reorganization, the Merger Agreement may be terminated by the Glacier Board. Glacier applied for and received a waiver from the FRB whereby the FRB approved proceeding with the Reorganization and waived all requirements for the filing of a formal application.

        Certain conditions must be satisfied or events must occur before the parties will be obligated to complete the Reorganization. Each party's obligations under the Merger Agreement are conditioned on satisfaction by the other parties of their conditions. Some of these conditions are as follows: (a) any obligations to be performed prior to the Effective Time by either party under the Merger Agreement have been performed in all material respects; (b) each party's stockholders have approved the Reorganization; and (c) all required regulatory or third-party consents or approvals have been received. Either Glacier or GB may waive any of the other party's conditions, except those that are required by law (such as receipt of regulatory and stockholder approval. If the condition to receive a legal opinion relating to the tax consequences of the Reorganization is waived, an amended Prospectus/Proxy Statement will be circulated to Glacier's shareholders.

AMENDMENT OR TERMINATION OF MERGER AGREEMENT

        The Merger Agreement may be amended or supplemented at any time by written agreement of the parties, whether before or after the Meeting. To the extent permitted under applicable law, the parties may make any amendment or supplement without further approval of Glacier's stockholders, except amendments which would reduce the amount or change the form of consideration Glacier's stockholders will receive in the Reorganization.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

        THE FOLLOWING DISCUSSION, WHICH SUMMARIZES THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION TO HOLDERS OF GLACIER COMMON STOCK, IS BASED UPON THE OPINION OF DUANE, MORRIS & HECKSCHER LLP, SPECIAL COUNSEL FOR GLACIER. THE DISCUSSION IS BASED UPON THE CODE, TREASURY REGULATIONS THEREUNDER AND ADMINISTRATIVE RULINGS AND COURT DECISIONS AS OF THE DATE HEREOF. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE, AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. THE DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR SHAREHOLDER SUBJECT TO SPECIAL TREATMENT UNDER CERTAIN FEDERAL INCOME TAX LAWS, SUCH AS DEALERS IN SECURITIES, BANKS, INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS, NON-UNITED STATES PERSONS AND SHAREHOLDERS WHO ACQUIRED GLACIER COMMON STOCK PURSUANT TO THE EXERCISE OF OPTIONS OR OTHERWISE AS COMPENSATION, NOR ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION.

        Glacier will receive an opinion from its special counsel, Duane, Morris & Heckscher LLP, to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by Glacier as a result of the Merger; (ii) no gain or loss should be recognized by holders of Glacier Common Stock on the receipt of GB Common Stock in exchange for their Glacier Common Stock pursuant to the Merger; (iii) the tax basis of the GB Common Stock received by a holder of Glacier Common Stock pursuant to the Merger should be the same as the tax basis of such holder's Glacier Common Stock exchanged therefor; and (iv) the holding period of the GB Common Stock received by a holder of Glacier Common Stock pursuant to the Merger should include the holding period of such holder's Glacier Common Stock exchanged therefor. The opinion will be based on assumptions, representations made by officers of Glacier to Duane, Morris & Heckscher LLP and will contain qualifications appropriate to its subject matter.

        The Internal Revenue Service may take the position, however, that holders who received or purchased shares that were issued in, or subsequent to, the Stock Split did not have a beneficial ownership interest in Glacier until the Merger was consummated and, as a result, the holding period in the GB shares received in the Merger would not begin until the date that the Merger was consummated. Duane, Morris & Heckscher LLP does not agree with this position. In rendering its opinion, Duane, Morris & Heckscher LLP has concluded that a holder of Glacier Common Stock should have a beneficial ownership interest in Glacier to the extent of the holder's shares of Glacier Common Stock, notwithstanding any Delaware state law deficiencies that may exist as to shares issued in, or subsequent to, the Stock Split.

        No rulings have been requested from the Internal Revenue Service as to the federal income tax consequences of the Merger, the Stock Split or issuance of the Option Shares. The opinion of Duane, Morris & Heckscher LLP is not binding on the Internal Revenue Service. Holders of Glacier Common Stock are urged to consult their own tax advisors as to the particular tax consequences of the Merger to them, including the effect of state and local taxes.

ACCOUNTING TREATMENT OF MERGER

        The Reorganization will be accounted for as a combination of entities under common control, which is similar to the pooling-of-interests method of accounting. Essentially, the Reorganization will not affect the historical cost or carrying value of Glacier's consolidated financial position or results of operations.

CERTAIN INFORMATION REGARDING GB

        Management and Directors.

        As of the Effective Time, the directors and officers of Glacier immediately prior to the Effective Time shall be the directors and officers of GB. To the extent that any of the directors or officers of GB are not directors and officers of Glacier immediately prior to the Effective Time, such officers and directors shall cease to be officers or directors, as the case may be, as of the Effective Time.

        Employee Stock Option and Benefit Plans.

        Upon consummation of the Reorganization, in accordance with the terms of the Merger Agreement, GB will assume Glacier's obligations under the 1995 Employee Stock Option Plan, the 1989 Stock Option Plan and the Employee Stock Purchase Plan, and the rights to acquire shares of Glacier Common Stock under such plans shall, upon consummation of the Reorganization, automatically be converted into the right to acquire shares of GB Common Stock, subject to the terms of each such plan and the agreements entered into pursuant to any such plan. A vote in favor of the Reorganization, including the Reorganization, will constitute approval of GB's assumption of Glacier's obligations under such plans.

        Upon consummation of the Reorganization, in accordance with the terms of the Merger Agreement, GB will assume as plan sponsor Glacier's Deferred Compensation Plan and Supplemental Executive Retirement Plan and all other material employee benefit plans currently sponsored by Glacier. A vote in favor of the Reorganization (including the Merger Agreement) will constitute approval of GB's assumption of such plans.

        Nasdaq National Market Listing.

        GB has made application to Nasdaq to list the GB Common Stock on the Nasdaq National Market. It is expected that such listing will become effective at the Effective Time, subject to the rules of Nasdaq, and GB will be identified on the Nasdaq National Market by Glacier's current symbol, "GBCI."

        Transfer Agent and Registrar.

        Davidson Trust, the Transfer Agent and Registrar of Glacier's Common Stock, will serve in the same capacities for the GB Common Stock.

GB CERTIFICATE OF INCORPORATION AND BYLAWS

        The Certificate of Incorporation of GB, a copy of which is attached as Appendix C hereto, is identical in all material respects to the Articles of Incorporation of Glacier (the "Company Articles"), except with respect to the number of shares of GB's authorized capital stock. See "Description of GB Capital Stock" below. In addition, immediately after the Effective Time, GB's Certificate of Incorporation will be amended to provide that GB's name will be changed to "Glacier Bancorp, Inc." GB's Certificate of Incorporation is attached hereto as Appendix, and is hereby incorporated by reference.

        From and after the Effective Time, until altered, amended or repealed in accordance with applicable law, the Bylaws of Glacier as in effect immediately prior to the Effective Time shall be the bylaws of GB.

DESCRIPTION OF GB CAPITAL STOCK

        GB's authorized capital stock consists of 15,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares of preferred stock, par value $.01 per share. As of the date of this Prospectus/Proxy Statement, GB had no shares of preferred stock issued. Like the Glacier Board prior to the Merger, the GB Board is authorized, without further stockholder action, to issue preferred stock shares with such designations, preferences and rights as the GB Board may determine. Except with respect to the number of authorized shares, the capital stock of GB and the rights and preferences of the holders thereof are identical to the capital stock of Glacier.





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

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR THE REORGANIZATION. THE BOARD OF DIRECTORS INTENDS TO PROCEED WITH THE REORGANIZATION ONLY IF THE REORGANIZATION IS APPROVED BY THE VOTE OF THE HOLDERS OF A TWO-THIRDS OF THE ISSUED AND OUTSTANDING GLACIER COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

                           SUPERVISION AND REGULATION

INTRODUCTION

        The following generally refers to certain statutes and regulations affecting the banking industry. These references provide brief summaries only and are not intended to be complete. They are qualified in their entirety by the referenced statutes and regulations. In addition, some statutes and regulations may exist which apply to and regulate the banking industry, but are not referenced below.

THE HOLDING COMPANY

GENERAL

        Glacier is a bank holding company, due to its ownership of Glacier Bank, Glacier Bank of Whitefish, Glacier Bank of Eureka, and First Security Bank of Missoula, all of which are Montana-state chartered commercial banks, and all of which are members of the Federal Reserve (collectively, the "State Banks"). Until recently, Glacier was also a savings and loan holding company within the meaning of the Home Owners' Loan Act ("HOLA") prior to Glacier Bank's conversion from a federal savings bank to a state-chartered commercial bank and, as such, was registered with and subject to examination and supervision by the OTS. With the enactment of the Economic Growth and Regulatory Paperwork Reduction Act of 1996 ("Economic Growth Act"), the OTS no longer supervises a holding company like Glacier that is registered as a bank holding company. Accordingly, the BHCA subjects Glacier and each of its subsidiaries to supervision and examination by the FRB, and the bank holding companies file annual reports of their operations with the FRB.

BANK HOLDING COMPANY STRUCTURE

        In general, the BHCA limits bank holding company business to owning or controlling banks and engaging in other banking-related activities. Certain recent legislation designed to expand interstate branching and relax federal restrictions on interstate banking may expand opportunities for bank holding companies (see "Regulation of Banking Subsidiaries - Recent Federal Legislation Interstate Banking and Branching" below). The Economic Growth Act has relaxed certain BHCA restrictions on bank holding companies' engagement in permissible nonbanking activities. However, the impact that this legislation may have on Glacier and its subsidiaries is unclear at this time.

        Bank holding companies must obtain the FRB's approval before they: (1) acquire direct or indirect ownership or control of any voting shares of any bank that results in total ownership or control, directly or indirectly, of more than 5% of the voting shares of such bank; (2) merge or consolidate with another bank holding company; or (3) acquire substantially all of the assets of any additional banks. Until late September of 1995, the BHCA also prohibited bank holding companies from acquiring any such interest in any bank or bank holding company located in a state other than the state in which bank holding company was located, unless the laws of both states expressly authorized the acquisition. Now, subject to certain state laws, such as age and contingency laws, a bank holding company that is adequately capitalized and adequately managed may acquire the assets of an out-of-state bank.

        Control of Nonbanks. With certain exceptions, the BHCA also prohibits bank holding companies from acquiring direct or indirect ownership or control of voting shares in any company that is not a bank or a bank holding company unless the FRB determines that the activities of such company are incidental to the business of banking. When making this determinations, the FRB weighs the expected benefit to the public, such as greater convenience, increased competition or gains in efficiency, against the possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest or unsound banking practices. The Economic Growth Act amended the BHCA to eliminate the requirement that a bank holding company seek FRB approval before engaging de novo in permissible nonbanking activities if the holding company is well-capitalized and meets other criteria specified in the statute.

        Control Transactions. The Change in Bank Control Act of 1978, as amended, requires a person (or group of persons acting in concert) acquiring "control" of a bank holding company to provide the FRB with 60 days' prior written notice of the proposed acquisition. Following receipt of this notice, the FRB has 60 days within which to issue a notice disapproving the proposed acquisition, but the FRB may extend this time period for up to another 30 days. An acquisition may be completed before expiration of the disapproval period if the FRB issues written notice of its intent not to disapprove the transaction. In addition, any "company" must obtain the FRB's approval before acquiring 25% (5% if the "company" is a bank holding company) or more of the outstanding shares or otherwise obtaining control over Glacier.





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

TRANSACTIONS WITH AFFILIATES

        Glacier and its subsidiaries are deemed affiliates within the meaning of the Federal Reserve Act, and transactions between affiliates are subject to certain restrictions. Accordingly, Glacier and its subsidiaries must comply with Sections 23A and 23B of the Federal Reserve Act. Generally, Sections 23A and 23B: (1) limit the extent to which the financial institution or its subsidiaries may engage in "covered transactions" with an affiliate, as defined, to an amount equal to 10% of such institution's capital and surplus and an aggregate limit on all such transactions with all affiliates to an amount equal to 20% of such capital and surplus, and (2) require all transactions with an affiliate, whether or not "covered transactions," to be on terms substantially the same, or at least as favorable to the institution or subsidiary, as those provided to a non-affiliate. The term "covered transaction" includes the making of loans, purchase of assets, issuance of a guarantee and other similar types of transactions.

REGULATION OF MANAGEMENT

        Federal law: (1) sets forth the circumstances under which officers or directors of a financial institution may be removed by the institution's federal supervisory agency; (2) places restraints on lending by an institution to its executive officers, directors, principal stockholders, and their related interests; and (3) prohibits management personnel from serving as a director or in other management positions with another financial institution which has assets exceeding a specified amount or which has an office within a specified geographic area.

FIRREA

        The Financial Institution Reform, Recovery and Enforcement Act of 1989 ("FIRREA") became effective on August 9, 1989. Among other things, this far-reaching legislation (1) phased in significant increases in the FDIC insurance premiums paid by commercial banks; (2) created two deposit insurance pools within the FDIC, one to insure commercial bank and savings bank deposits and the other to insure savings association deposits; (3) for the first time, permitted bank holding companies to acquire healthy savings associations; (4) permitted commercial banks that meet certain housing-related asset requirements to secure advances and other federal services from their local Federal Home Loan Banks; and (5) greatly enhanced the regulators' enforcement powers by removing procedural barriers and sharply increasing the civil and criminal penalties for violating statutes and regulations.

TIE-IN ARRANGEMENTS

        Glacier and its subsidiaries cannot engage in certain tie-in arrangements in connection with any extension of credit, sale or lease of property or furnishing of services. For example, with certain exceptions, neither Glacier nor any of its subsidiaries may condition an extension of credit on either (1) a requirement that the customer obtain additional services provided by it or (2) an agreement by the customer to refrain from obtaining other services from a competitor.

        In 1997, the FRB adopted significant amendments to its anti-tying rules that: (1) removed FRB-imposed anti-tying restrictions on bank holding companies and their non-bank subsidiaries; (2) allowed banks greater flexibility to package products with their affiliates; and (3) established a safe harbor from the trying restrictions for certain foreign transactions. These amendments were designed to enhance competition in banking and nonbanking products and to allow banks and their affiliates to provide more efficient, lower cost service to their customers. However, the impact of the amendments on Glacier and its subsidiaries is unclear at this time.

STATE LAW RESTRICTIONS

        As a Delaware corporation, Glacier may be subject to certain limitations and restrictions as provided under applicable Delaware corporate law. Each of the State Banks, as Montana state-chartered commercial banks, are subject to supervision and regulation by the Montana Department of Commerce's Banking and Financial Institutions Division.

SECURITIES REGISTRATION AND REPORTING

        The common stock of Glacier is registered as a class with the SEC under the Securities Exchange Act of 1934 and thus is subject to the periodic reporting and proxy solicitation requirements and the insider-trading restrictions of that Act. The periodic reports, proxy statements, and other information filed by Glacier under that Act can be inspected and copied at or obtained from the Washington, D.C., office of the SEC. In addition, the securities issued by Glacier are subject to the registration requirements of the Securities Act of 1933 and applicable state securities laws unless exemptions are available.

THE SUBSIDIARIES

GENERAL

        Applicable federal and state statutes and regulations governing a bank's operations relate, among other matters, to capital requirements, required reserves against deposits, investments, loans, legal lending limits, certain interest rates payable, mergers and consolidations, borrowings, issuance of securities, payment of dividends (see below), establishment of branches, and dealings with affiliated persons. The FRB and the FDIC have authority to prohibit banks under their supervision from engaging in what they consider to be an unsafe and unsound practice in conducting their business.

        Until December 18, 1997, two of Glacier's subsidiaries -- Glacier Bank of Eureka and Glacier Bank of Whitefish -- were organized as national banking associations and as such, were subject to primary regulation by the Office of the Comptroller of the Currency ("OCC"). Additionally, until February 1, 1998, Glacier Bank was organized as a federal savings bank, and as such was subject to primary regulation by the Office of Thrift Supervision. All of these Glacier subsidiaries have been converted to Montana state-charters and are members in the Federal Reserve System. Accordingly, Glacier's subsidiaries, as well as VB, are subject to extensive regulation and supervision by the Montana Department of Commerce's Banking and Financial Institutions Division, and they are also subject to regulation and examination by the FRB as a result of their membership in the Federal Reserve System. VB is subject to regulation by the FDIC as a state non-member commercial bank. The federal laws that apply to Glacier's banking subsidiaries regulate, among other things, the scope of their business, their investments, their reserves against deposits, the timing of the availability of deposited funds and the nature and amount of and collateral for loans. The laws and regulations governing Glacier's banking subsidiaries generally have been promulgated to protect depositors and not to protect stockholders of such institutions or their holding companies.

        The Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") requires federal banking regulators to adopt regulations in a number of areas to ensure bank safety and soundness, including: internal controls; credit underwriting; asset growth; management compensation; ratios of classified assets to capital; and earnings. FDICIA also contains provisions which are intended to change independent auditing requirements; restrict the activities of state-chartered insured banks; amend various consumer banking laws; limit the ability of "undercapitalized banks" to borrow from the FRB's discount window; and require regulators to perform annual on-site bank examinations and set standards for real estate lending. FDICIA recapitalized the Bank Insurance Fund ("BIF") and required the FDIC to maintain the BIF and the Savings Association Fund ("SAIF") at 1.25% of insured deposits by increasing the deposit insurance premiums as necessary to maintain such ratio. (See "FDIC Insurance" below).

LOANS-TO-ONE BORROWER

        Each of Glacier's banking subsidiaries is subject to limitations on the aggregate amount of loans that it can make to any one borrower, including related entities. Applicable regulations generally limit loans-to-one borrower to 15 to 20% of unimpaired capital and surplus. As of December 31, 1997, each of Glacier's banking subsidiaries was in compliance with applicable loans-to-one borrower requirements.

FDIC INSURANCE

        Generally, customer deposit accounts in banks are insured by the FDIC for up to a maximum amount of $100,000. The FDIC has adopted a risk-based insurance assessment system under which depository institutions contribute funds to the BIF and the SAIF based on their risk classification. The FDIC assigns institutions a risk classification based on three capital groups and three supervisory groups.

        With the enactment of the Deposit Insurance Funds Act of 1996 ("Funds Act"), a one-time assessment was imposed on institutions holding SAIF deposits on March 31, 1995, in an amount necessary for SAIF to reach its 1.25 designated reserve ratio. Because the deposits of Glacier Bank were insured by the SAIF until the bank's recent conversion from a savings association to a state bank, Glacier Bank paid that assessment. In addition to the one-time SAIF assessment, for the three year period beginning in 1997, the Funds Act subjects BIF-insured deposits to a Financing Corporation ("FICO") premium assessment on domestic deposits at one-fifth the premium rate (approximately 1.3 basis points) imposed on SAIF-insured deposits (approximately 6.5 basis points). In the year 2000, BIF-insured institutions will be required to share in the payment of the FICO obligations on a pro-rata basis with all thrift institutions, with annual assessments expected to equal approximately 2.4 basis points until the year 2017, and to be phased out completely by 2019.

        Currently, institutions in the lowest risk category will continue to pay no BIF premiums, and other institutions will be assessed based on a range of rates, with those in the highest risk category paying 27 cents for every $100 of BIF-insured deposits. Rates in the SAIF assessment schedule, previously ranging from 4 to 31 basis points, have been adjusted by 4 basis points to a range of 1 to 27 basis points. The Funds Act provides for the merger of the BIF and SAIF on January 1, 1999, only if no thrift institutions exist on that date.

        The FDIC may terminate the deposit insurance of any insured depository institution if it determines after a hearing that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law. The insurance may be terminated permanently, if the institution has no tangible capital. If deposit insurance is terminated, the accounts at the institution at the time of the termination, less subsequent withdrawals, will continue to be insured for a period of six months to two years, as determined by the FDIC.

CAPITAL REQUIREMENTS

        Banks and Bank Holding Companies. The FRB, the FDIC, and the OCC (collectively, the "Agencies") have established uniform capital requirements for all commercial banks. Bank holding companies are also subject to certain minimum capital requirements. A bank that does not achieve and maintain required capital levels may be subject to supervisory action through the issuance of a capital directive. In addition, banks must meet certain guidelines concerning the maintenance of an adequate allowance for loan and lease losses.

        The Agencies' "risk-based" capital guidelines make regulatory capital requirements more sensitive to differences in risk profiles among banking organizations, take off-balance sheet exposures into explicit account in assessing capital adequacy, and minimize disincentives to holding liquid, low-risk assets. The current guidelines require banks to achieve a minimum total risk-based capital ratio of 8% and a minimum Tier 1 risk-based capital ratio of 4%. Tier 1 capital includes common stockholders' equity, qualifying perpetual preferred stock, and minority interests in equity accounts of consolidated subsidiaries, but excludes goodwill and most other intangibles. Tier 2 capital includes the excess of any preferred stock not included in the Tier 1 capital, mandatory convertible securities, subordinated debt and general reserves for loan and lease losses up to 1.25% of risk-weighted assets.

        The Agencies also have adopted leverage ratio standards that require commercial banks to maintain a minimum ratio of core capital to total assets ("Leverage Ratio") of 3%. Any institution operating at or near this level should have well-diversified risk, and in general, be a strong banking organization without any supervisory, financial or operational weaknesses or deficiencies. Institutions experiencing or anticipating significant growth would be expected to maintain capital ratios, including tangible capital positions, well above the minimum levels (e.g., an additional cushion of at least 100 to 200 basis points, depending upon the particular circumstances and risk profile).

        The minimum ratio of total capital to risk-adjusted assets required by the FRB for bank holding companies is 8%. At least one-half of the total capital must be Tier 1 capital; the remainder may consist of Tier 2 capital. Bank holding companies are also subject to minimum Leverage Ratio guidelines. These guidelines provide for a minimum Leverage Ratio of 3% for bank holding companies meeting certain specified criteria, including achievement of the highest supervisory rating. All other bank holding companies are required to maintain a Leverage Ratio which is at least 100 to 200 basis points higher (4 to 5%). These guidelines provide that banking organizations experiencing internal growth or making acquisitions are expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets.

        Interest-Rate-Risk ("IRR") Component. FDICIA requires the Agencies to revise their respective risk-based capital standards to ensure that they take adequate account of interest-rate risk ("IRR"), concentration of credit risk and the risks of nontraditional activities, as well as reflect the actual performance and expected risk of loss on multi-family residential loans.

        When evaluating the capital adequacy of a bank, examiners from the Agencies consider exposure to declines in the economic value of a bank's capital due to changes in interest rates. A bank may be required to hold additional capital for IRR if it has significant exposure or a weak interest rate risk management process. In addition, the Agencies have amended their respective risk-based capital standards to incorporate a measure for market risk to cover all positions located in an institution's trading account and foreign exchange and commodity positions wherever located. The rule effectively requires banks and bank holding companies with significant exposure to market risk to measure that risk using their own internal value-at-risk model, subject to the parameters of the rule, and to hold a sufficient amount of capital to support the institution's risk exposure. Institutions subject to this rule must have been in compliance with it by January 1, 1998. The rule applies to any bank or bank holding company, regardless of size, whose trading activity equals 10% or more of its total assets, or whose trading activity equals

$1 billion or more. The Agencies may require an institution not otherwise subject to the rule to comply with it for safety and soundness reasons and also may exempt an institution otherwise subject to the rule from compliance under certain circumstances.

        Prompt Corrective Action. Under FDICIA, each federal banking agency must implement a system of prompt corrective action for institutions that it regulates. In September 1992, the Agencies adopted substantially similar regulations, which became effective on December 19, 1992, intended to implement this prompt corrective action system. Under the regulations, an institution is deemed to be (1) "well capitalized" if it has a total risk-based capital ratio of 10% or more, a Tier I risk-based capital ratio of 6% or more, a Tier I leverage capital ratio of 5% or more and is not subject to specified requirements to meet and maintain a specific capital level for any capital measure; (2) "adequately capitalized" if it has a total risk-based capital ratio of 8% or more, a Tier I risk-based capital ratio of 4% or more, a Tier I leverage capital ratio of 4% or more (3% under certain circumstances) and does not meet the definition of "well capitalized;" (3) "undercapitalized" if it has a total risk-based capital ratio of under 8%, a Tier I risk-based capital ratio of under 4% and a Tier I leverage capital ratio of under 4% (3% under certain circumstances); (4) "significantly undercapitalized" if it has a total risk-based capital ratio of under 6%, a Tier I risk-based capital ratio of under 3%, a Tier I leverage capital ratio of under 3%; and (5) "critically undercapitalized" if it has a ratio of tangible equity to total assets of 2% or less.

        Increasingly severe restrictions are imposed on the payment of dividends and management fees, asset growth and other aspects of the operations of institutions that fall below the category of "adequately capitalized." Undercapitalized institutions must develop and implement capital plans acceptable to the appropriate federal regulatory agency. Such plans must require any company that controls an undercapitalized institution to provide certain guarantees that the institution will comply with the plan until it is "adequately capitalized". As of December 31, 1997, none of the State Banks were subject to any regulatory order, agreement, or directive to meet and maintain a specific capital level for any capital measure.

RESTRICTIONS ON CAPITAL DISTRIBUTIONS

        Dividends paid to Glacier by its banking subsidiaries are a material source of Glacier's cash flow. Various federal and state statutory provisions limit the amount of dividends Glacier's banking subsidiaries are permitted to pay to Glacier without regulatory approval. FRB policy further limits the circumstances under which bank holding companies may declare dividends.

        If, in the opinion of the applicable federal banking agency, a depository institution under its jurisdiction is engaged in or is about to engage in an unsafe or unsound practice (which, depending on the financial condition of the institution, may include the payment of dividends), the agency may require, after notice and hearing, that such institution cease and desist from such practice. In addition, the FRB and the FDIC have issued policy statements which provide that insured banks and bank holding companies should generally pay dividends only out of current operating earnings.

        The State Banks. Montana law imposes the following limitations on the payment of dividends by Montana state banks: (1) until the bank's surplus fund is equal to 50% of its paid-up capital stock, no dividends may be declared unless at least 25% of bank's net earnings for the dividend period have been carried to the surplus account, and (2) a bank must give notice to the Banking and Financial Institutions Division before declaring a dividend larger than the previous two years' net earnings.

FEDERAL HOME LOAN BANK SYSTEM

        All of Glacier's banking subsidiaries are members of the FHLB of Seattle, which is one of the 13 regional FHLBs that administer the home financing credit function of savings associations. Each FHLB serves as a reserve or central bank for its members within its assigned region. It is funded primarily from proceeds derived from the sale of consolidated obligations of the FHLB System. It makes loans to members (i.e., advances) in accordance with policies and procedures established by the Board of Directors of the FHLB.

        As members, the respective banking subsidiaries of Glacier must purchase and maintain stock in the FHLB of Seattle in an amount equal to at least 1% of its aggregate unpaid residential mortgage loans, home purchase contracts or similar obligations at the beginning of each year. On December 31, 1997, Glacier's banking subsidiaries had $10.3 million in FHLB stock, which was sufficient to comply with this requirement.

        The FHLBs must provide funds for the resolution of troubled savings associations and contribute to affordable housing programs through direct loans or interest subsidies on advances targeted for community investment in low- and moderate-income housing projects. These contributions have adversely affected the level of FHLB dividends paid and could continue to do so in the future. These contributions also could have an adverse effect on the value of FHLB stock in the future. Dividends paid by the

FHLB of Seattle to Glacier's banking subsidiaries for the years ended December 31, 1997, 1996 and 1995, totaled $739,000, $620,000 and $425,000, respectively.

FEDERAL RESERVE SYSTEM

        The FRB requires all depository institutions to maintain reserves against their transaction accounts (primarily checking accounts) and non-personal time deposits. Currently, reserves of 3% must be maintained against total transaction accounts of $49.8 million or less (after a $4.2 million exemption), and an initial reserve of 10% (subject to adjustment by the FRB to a level between 8% and 14%) must be maintained against that portion of total transaction accounts in excess of such amount. On December 31, 1997, each of Glacier's banking subsidiaries was in compliance with applicable requirements.

        The balances maintained to meet the reserve requirements imposed by the FRB may be used to satisfy applicable liquidity requirements. Because required reserves must be maintained in the form of vault cash or a non-interest-bearing account at a Federal Reserve Bank, the effect of this reserve requirement is to reduce the earning assets of Glacier's banking subsidiaries.

RECENT FEDERAL LEGISLATION

        Interstate Banking and Branching. The Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 ("Interstate Act") permits nationwide interstate banking and branching. This legislation generally authorizes interstate branching and relaxes federal law restrictions on interstate banking. These new interstate banking and branching powers have been phased in and individual states may "opt out" of certain of these provisions. Accordingly, states have been able to enact "opting-in" legislation that (1) permits interstate mergers within their own borders before June 1, 1997, and (2) permits out-of-state banks to establish de novo branches within the state. Subject to certain state laws, such as age and contingency laws, bank holding companies may purchase banks in any state. Additionally, subject to such state laws, beginning June 1, 1997, banks have been permitted to merge with banks in any other state as long as the home state of neither merging bank has "opted out." The Interstate Act requires regulators to consult with community organizations before permitting an interstate institution to close a branch in a low-income area.

        As of March 20, 1997, Montana has "opted-out" of the Interstate Act and prohibited in-state banks from merging with out-of-state banks if the merger would be effective on or before September 30, 2001. Montana law generally authorizes the acquisition of an in-state bank by an out-of-state bank holding company through the acquisition of a financial institution if the in-state bank being acquired has been in existence for at least 5 years prior to the acquisition. Banks, bank holding companies, and their respective subsidiaries cannot acquire control of a bank located in Montana if, after the acquisition, the acquiring institution, together with its affiliates, would directly or indirectly control more than 22% of the total deposits of insured depository institutions and credit unions located in Montana.

        At this time, the full impact that the Interstate Act might have on Glacier and its subsidiaries is impossible to predict.


                              CERTAIN LEGAL MATTERS

        The validity of the GB Common Stock to be issued in the Reorganization will be passed upon for Glacier by its Delaware counsel, Duane, Morris & Heckscher LLP, Wilmington, Delaware. Duane, Morris & Heckscher LLP will also give an opinion concerning certain tax matters related to the Reorganization. Duane, Morris & Heckscher LLP has consented to the descriptions of such opinions and the references to it in the Prospectus/Proxy Statement.

                                  OTHER MATTERS

        Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Glacier. In addition to solicitation by mail, directors, officers and employees of Glacier may solicit proxies from the stockholders of Glacier personally or by telephone or telegram. Brokerage houses, nominees, fiduciaries and other custodians will be requested by Glacier to forward soliciting materials to beneficial owners and to obtain proxies from such beneficial owners and Glacier will reimburse such holders for their reasonable out-of-pocket expenses in doing so.

                              INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP, independent auditors, performed the audit of the consolidated financial statements for Glacier and the State Banks, for the year ended December 31, 1997. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting, and will have the opportunity to make a statement if they so desire. They also will be available to respond to appropriate questions.


                              STOCKHOLDER PROPOSALS

        Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the 1999 Annual Meeting of Stockholders of Glacier must be received at the main office of Glacier no later than November 30, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting Of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                                 ANNUAL REPORTS

        Stockholders of Glacier as of the record date for the Annual Meeting are being forwarded a copy of Glacier's Annual Report to Stockholders for the year ended December 31, 1997 ("Annual Report"). The Annual Report is not a part of the proxy solicitation materials for the Annual Meeting.

        UPON RECEIPT OF A WRITTEN REQUEST, GLACIER WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED DECEMBER 31, 1997. UPON WRITTEN REQUEST AND A PAYMENT OF A COPYING CHARGE OF 10 CENTS PER PAGE, GLACIER WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO GLACIER BANCORP, INC., 202 MAIN STREET, KALISPELL, MONTANA 59903, ATTENTION: CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THE PROXY SOLICITATION MATERIALS FOR THE ANNUAL MEETING.


June 5, 1998                        BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ MICHAEL J. BLODNICK

                                    Michael J. Blodnick, Secretary

                                                                      APPENDIX A



                          PLAN AND AGREEMENT OF MERGER

                                     BETWEEN

                              GLACIER BANCORP, INC.

                                       AND

                                    GB, INC.


          THIS PLAN AND AGREEMENT OF MERGER (the "Agreement") is entered into as of the 25th of March, 1998, by and between Glacier Bancorp, Inc., a Delaware corporation ("Glacier"), and GB, Inc., a Delaware corporation ("GB").

                               W I T N E S E T H:

          WHEREAS, Glacier is a corporation duly organized and validly existing under the laws of the State of Delaware having an authorized capital stock of six million (6,000,000) shares of common stock, par value $.01 per share ("Glacier Common Stock") and one million (1,000,000) shares of preferred stock, par value $.01 per share ("Glacier Preferred Stock");

          WHEREAS, GB is a corporation duly organized and validly existing under the laws of the State of Delaware having an authorized capital stock of fifteen million (15,000,000) shares of common stock, par value $.01 per share ("GB Common Stock"), and one million (1,000,000) shares of preferred stock, par value $.01 per share ("GB Preferred Stock");

          WHEREAS, at a meeting of the Board of Directors of Glacier (the "Glacier Board") held on April 23, 1997, the Glacier Board declared a three-for-two stock split of the issued and outstanding shares of Glacier Common Stock (the "Stock Split") and, thereafter, Glacier delivered an additional Glacier Common Stock certificate to each shareholder of record, which certificate represented one additional share of Glacier Common Stock for every two shares of Glacier Common Stock held by such stockholder as of May 9, 1997 (the "Stock Split Shares");

          WHEREAS, since the Stock Split, Glacier has issued, from time to time, additional shares of Glacier Common Stock in connection with the exercise of option rights by certain option holders;

          WHEREAS, Glacier recently discovered certain technical deficiencies in the Stock Split;

          WHEREAS, Glacier has been advised by Delaware counsel that the merger of Glacier with and into GB, as provided for herein (the "Merger"), would resolve such technical deficiencies in the Stock Split;

          WHEREAS, the Glacier Board and the Board of Directors of GB deem it advisable and in the best interests of each such corporation that the Merger be consummated in accordance with the provisions of the General Corporation Law of the State of Delaware (the "DGCL") and upon the terms and subject to the conditions hereinafter set forth; and

          WHEREAS, the Boards of Directors of Glacier and GB, by appropriate resolutions, duly authorized, have approved and adopted this Agreement and directed that it be submitted to the shareholders of each such corporation for adoption.

          NOW, THEREFORE, in consideration of the mutual covenants, agreements and provisions herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   The Merger

          1.1 Merger of Glacier with and into GB. In accordance with the provisions of this Agreement and the DGCL at the Effective Time (as defined in Section 1.4 hereof) Glacier shall be merged with and into GB, which shall be the surviving entity (hereinafter sometimes referred to as the "Surviving Entity"). After the Effective Time, GB shall continue its existence as a Delaware corporation and shall conduct its business under the name of "Glacier Bancorp, Inc." At the Effective Time, the separate existence of Glacier shall cease.

          1.2 Effect of the Merger.

          (a) At the Effective Time, GB shall thereupon and thereafter possess all the estates, rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of both Glacier and GB, and be subject to all the restrictions, disabilities and duties of both Glacier and GB; and all the rights, privileges, powers and franchises of both Glacier and GB, and all the property, real, personal and mixed, and all debts due to both Glacier and GB, and all other things in action belonging to either Glacier and GB shall be vested in GB; and all property, rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of Glacier, and all and every other interest of Glacier, shall be thereafter as effectually the property of GB as they were of Glacier, and the title to any real estate vested in Glacier by deed or otherwise shall not revert or in any way be impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Glacier shall be preserved unimpaired, and all debts, liabilities and duties of Glacier shall thenceforth attach to GB and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

          (b) From and after the Effective Time and until further amended in accordance with the DGCL, the Certificate of Incorporation of GB as in effect immediately prior to the Effective Time shall continue to be the Certificate of Incorporation of the Surviving Entity as the entity surviving the Merger, provided that, as of and after the Effective Time, Article 1 of said Certificate of Incorporation of GB shall be amended in its entirety to read as follows:

          ARTICLE 1. NAME. The name of the corporation is Glacier Bancorp, Inc. (hereinafter referred to as the "Corporation").

          (c) From and after the Effective Time and until altered, amended or repealed in accordance with applicable law, the Bylaws of Glacier as in effect immediately prior to the Effective Time shall continue to be the Bylaws of the Surviving Entity as the entity surviving the Merger.

          (d) From and after the Effective Time, the directors and officers of Glacier shall be the directors and officers of the Surviving Entity and the directors and officers of GB, to the extent that they are not directors and officers of Glacier at the Effective Time, shall cease to be directors and officers at and after the Effective Time.

          (e) As a result of the Merger, GB will succeed to all of the rights, duties and obligations of Glacier. The obligations of Glacier, which will be assumed by GB, include, but are not limited to, its obligations as a shareholder, its obligations to customers (of whatever nature), its obligations (directly or through its subsidiaries) toward any third party, and any other obligations of Glacier that may exist. GB and Glacier will take any such further actions, if any, and execute such further documents, if any, as may be necessary to legally effectuate the above-mentioned transfer of rights and obligations.

          (f) GB will account for the Merger as a transfer at book value, take a carry over basis in the assets transferred and recognize no gain on the transaction.

          1.3 Additional Actions. If, at any time after the Effective Time, GB shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in GB, title to and possession of any property or right of Glacier acquired or to be acquired by reason of, in connection with, or as a result of the Merger, or (b) otherwise to carry out the purposes of this Agreement, Glacier and its respective officers and directors shall be deemed to have granted to GB an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in GB and otherwise to carry out the purposes of this Agreement; and the directors and officers of GB are fully authorized in the name of Glacier or otherwise to take any and all such action.

          1.4 Effective Time. The Merger shall be effective when a certificate of merger is duly filed with the Office of the Secretary of State of the State of Delaware or, if the Certificate of Merger specifies a later effective time, at such later time as may be specified in the certificate of merger (the "Effective Time").

                                   ARTICLE II

                            Conversion of Securities

          2.1 Glacier Common Stock. At the Effective Time, each issued and outstanding share of Glacier Common Stock, including the Stock Split Shares, by virtue of the Merger and without any action on the part of GB or Glacier, shall be converted into one (1) fully paid and nonassessable share of GB Common Stock.

          2.2 Glacier Treasury Shares. At the Effective Time, each share of Glacier Common Stock and Glacier Preferred Stock held in the treasury of Glacier, if any, shall be deemed canceled and shall cease to exist.

          2.3 GB Common Stock. At the Effective Time, each issued and outstanding share of GB Common Stock shall be deemed canceled and shall thereafter be held in the treasury of GB.

          2.4 Stock Certificates. After the Effective Time of the Merger, each holder of a certificate representing shares of Glacier Common Stock may, at such holder's option, surrender the same to GB or its exchange agent, if any (the "Exchange Agent"), and exchange such certificate for a new certificate representing the number of shares of GB Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Glacier Common Stock shall be deemed for all purposes to represent the number of whole shares of GB Common Stock into which such shares of Glacier Common Stock were converted in the Merger. The registered owner on the books and records of GB or the Exchange Agent, if any, of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to GB or the Exchange Agent, if any, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of GB represented by such outstanding certificate as provided above. If any certificate for shares of GB stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to GB or the Exchange Agent, if any, any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of GB that such tax has been paid or is not payable.

          2.5 Option and Benefit Plans. At the Effective Time, GB shall assume and continue the Glacier stock option plans, as well as any other employee benefit plans of Glacier. Each outstanding and unexercised option, or other right to purchase, or security convertible into, Glacier Common Stock shall become an option, or right to purchase, or a security convertible into GB Common Stock on the basis of one (1) share of GB Common stock for each share of

Glacier Common Stock issuable pursuant to any such option, or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Glacier option, stock purchase right or other convertible security at the Effective Time. There are no options, purchase rights for or securities convertible into any class of Glacier Preferred Stock. GB shall reserve an appropriate number of shares of GB Common Stock for issuance upon the exercise of options, stock purchase rights and convertible securities.

          2.6 Abandoned Property/Escheat. Notwithstanding the foregoing, neither GB, nor Glacier, nor any other party shall be liable to any holder of shares of capital stock of Glacier, of whatever class, for any amount paid to a public official pursuant to any applicable abandoned property, escheat or other law.


                                  ARTICLE III

                   Representations and Warranties of Glacier

          Glacier, for the purpose of inducing GB to enter into this Agreement, represents and warrants as follows:

          3.1 Incorporation. Glacier is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          3.2 Capitalization. The authorized capital stock of Glacier consists of six million (6,000,000) shares of Glacier Common Stock and one million (1,000,000) shares of Glacier Preferred Stock.

          3.3 Due Authorization of Agreement; No Conflict With Other Agreements. Glacier has full power and authority and has taken all necessary action to execute, deliver and consummate this Agreement, and to perform all the terms and conditions hereof. This Agreement is a valid and binding obligation of Glacier enforceable against Glacier in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and compliance with the terms and provisions hereof do not and will not (i) violate any provision of law or administrative regulation or any judicial or administrative order, award, judgment or decree applicable to Glacier, (ii) conflict with, result in a breach of or constitute a default under the Certificate of Incorporation or Bylaws of Glacier, (iii) conflict with, result in a breach of or constitute a default under or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which Glacier is a party or by which Glacier is bound, (iv) result in the creation of any lien, charge or encumbrance upon any of the assets of Glacier under any such agreement or instrument, or (v) terminate or give any party thereto the right to terminate any such agreement or instrument. Any consents, waivers, approvals, authorizations or order required for the authorization, execution and delivery of this Agreement and the consummation by Glacier of the transactions contemplated hereby have been and will be obtained by Glacier prior to the closing date and true, correct and complete copies of each thereof furnished to GB.

          3.4 Continuing Effect of Representations and Warranties. All representations and warranties of Glacier contained herein shall be true and correct as of the Effective Time as though made at such time.

                                   ARTICLE IV

                      Representations and Warranties of GB

          GB, for the purpose of inducing Glacier to enter into this Agreement, represents and warrants as follows:

          4.1 Incorporation. GB is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          4.2 Capitalization. The authorized capital stock of GB consists of fifteen million (15,000,000) shares of GB Common Stock and one million (1,000,000) shares of GB Preferred Stock.

          4.3 Due Authorization of Agreement; No Conflict With Other Agreements. GB has full power and authority and has taken all necessary action to execute, deliver and consummate this Agreement, and to perform all the terms and conditions hereof. This Agreement is a valid and binding obligation of GB enforceable against GB in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and compliance with the terms and provisions hereof do not and will not (i) violate any provision of law or administrative regulation or any judicial or administrative order, award, judgment or decree applicable to GB, (ii) conflict with, result in a breach of or constitute a default under the Certificate of Incorporation or Bylaws of GB, (iii) conflict with, result in a breach of or constitute a default under or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which GB is a party or by which GB is bound, (iv) result in the creation of any lien, charge or encumbrance upon any of the assets of GB under any such agreement or instrument, or (v) terminate or give any party thereto the right to terminate any such agreement or instrument. Any consents, waivers, approvals, authorizations or orders required for the authorization, execution and delivery of this Agreement and the consummation by GB of the transactions contemplated hereby have been and will be obtained by GB prior to the closing date and true, correct and complete copies of each thereof furnished to Glacier.

          4.4 Continuing Effect of Representations and Warranties. All representations and warranties of GB contained herein shall be true and correct as of the Effective Time as though made at such time.


                                    ARTICLE V

                                   Conditions

          5.1 Conditions to Obligations of Glacier. The obligation of Glacier to consummate the Merger is subject to the fulfillment, prior to or at the Effective Time, subject to the provisions of Section 6.2, of each of the following conditions:

               (a) Shareholder Approval. In addition to any vote required by law or by the Certificate of Incorporation or Bylaws of Glacier, this Agreement shall have been approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock, including the Stock Split Shares.

               (b) Consents. All consents, authorizations, orders or approvals of any governmental commission, board, other regulatory body or any third party required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

               (c) Satisfaction of Conditions. Any obligations of GB to be performed pursuant to this Agreement prior to the Effective Time shall have been performed in all material respects.

          5.2 Conditions to Obligations of GB. The obligation of GB to consummate the Merger is subject to the fulfillment, prior to or at the Effective Time, subject to the provisions of Section 6.2, of each of the following conditions:

               (a) Shareholder Approval. This Agreement shall have been approved by the affirmative vote of the sole stockholder of GB.

               (b) Consents. All consents, authorizations, orders or approvals of any governmental commission, board, other regulatory body or any third party required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

               (c) Satisfaction of Conditions. Any obligations of Glacier to be performed pursuant to this Agreement prior to the Effective Time shall have been performed in all material respects.

                                   ARTICLE VI


                                  Miscellaneous

          6.1 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

          6.2 Waiver. Any party may, at its option, extend the time for performance of any of the obligations or acts of any other party and may waive in writing any or all of the conditions contained herein to which its obligations hereunder are subject or compliance by other parties with any other matter in this Agreement.

          6.3 Governing Law. This Agreement shall be governed in all respects, including, but not limited to, validity, interpretation, effect and performance, by the internal laws of the State of Delaware, excluding the effects of any principles of conflicts of law which may otherwise be applicable.

          6.4 Amendment. This Agreement may be amended at any time by the Boards of Directors of Glacier and GB, either prior to or after approval of the Merger by the stockholders of Glacier and GB, to the fullest extent permitted by law and at any time upon the action of the Boards of Directors and stockholders of Glacier and GB, by an amendment duly executed by the parties hereto at any time prior to the Effective Time.

          6.5 Termination.

               (a) This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time (i) by the mutual consent of the Boards of Directors of

Glacier and GB, or (ii) by the Glacier Board, if the approval of this Agreement by the holders of at least two-thirds of the outstanding shares of Glacier Common Stock, including the Stock Split Shares, shall not have been obtained.

               (b) The filing of this Agreement or a Certificate of Merger with the Secretary of State of the State of Delaware pursuant to Section 1.4 hereof shall constitute certification that this Agreement of Merger has not theretofore been terminated. If terminated as provided in this Section 6.5, this Agreement shall forthwith become wholly void and of no further force or effect.


                 [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK ]

          IN WITNESS WHEREOF, Glacier and GB, pursuant to authority duly granted by their respective Boards of Directors, have caused this Plan and Agreement of Merger to be executed on their behalf by their respective officers.


Attest:                                      GLACIER BANCORP, INC.


By:  /s/ Michael J. Blodnick                 By:  /s/ John S. MacMillan
   -------------------------------              -------------------------------
     Name:                                        Name:
     Title:  Secretary                            Title:  President




Attest:                                      GB, INC.


By:  /s/ Michael J. Blodnick                 By:   /s/ John S. MacMillan
   -------------------------------              -------------------------------
     Name:                                         Name:
     Title:  Secretary                             Title:  President

                                                                      APPENDIX B


                         CERTIFICATE OF INCORPORATION OF
                                    GB, INC.


          ARTICLE 1. NAME. The name of the corporation is GB, Inc. (hereinafter referred to as the "Corporation").

          ARTICLE 2. REGISTERED OFFICE AND REGISTERED AGENT. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at such address is The Corporation Trust Company.

          ARTICLE 3. NATURE OF BUSINESS. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

          ARTICLE 4. CAPITAL STOCK. The total number of shares of capital stock which the Corporation has authority to issue is 16,000,000, of which 1,000,000 shall be serial preferred stock, $.01 par value per share (hereinafter the "Preferred Stock"), and 15,000,000 shall be common stock, par value $.01 per share (hereinafter the "Common Stock").

          The Board of Directors is hereby expressly authorized, by resolution or resolutions to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

               (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

               (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

               (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

               (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

               (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

               (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

               (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

               (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

               (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

               (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

          The powers, preferences and relative, participating, optional and other special rights, of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.

          ARTICLE 5. INCORPORATOR. The name and mailing address of the sole incorporator is as follows:

          Name                          Address

          Glacier Bank                  202 Main Street
                                        Kalispell, Montana   59901

          ARTICLE 6. PREEMPTIVE RIGHTS. No holder of the capital stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.

          ARTICLE 7. DIRECTORS. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors, the number of directors shall be determined as stated in the Corporation's Bylaws, as may be amended from time to time.

          A. Classification and Term. The Board of Directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. The term of office of the initial directors shall be as follows: the term of directors of the first class shall expire at the first annual meeting of stockholders after the effective date of this Certificate of Incorporation; the term of office of the directors of the second class shall expire at the second annual meeting of stockholders after the effective date of this Certificate of Incorporation; and the term of office of the third class shall expire at the third annual meeting of stockholders after the effective date of this Certificate of Incorporation; and, as to directors of each class, when their respective successors are elected and qualified. At each annual meeting of stockholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders and when their respective successors are elected and qualified. Stockholders of the Corporation shall not be permitted to cumulate their votes for the election of directors.

          B. Vacancies. Except as otherwise fixed pursuant to the provisions of
Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by a majority vote of the directors then in office, whether or not a quorum is present, or by a sole remaining director, and any director so chosen shall hold office for the remainder of the term to which the director has been selected and until such director's successor shall have been elected and qualified. When the number of directors is changed, the Board of Directors shall determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided that no decrease in the number of directors shall shorten the term of any incumbent director.

          C. Removal. Subject to the rights of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office only with cause by an affirmative vote of not less than a majority of the votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for such purpose.

          ARTICLE 8. LIABILITY OF DIRECTORS AND OFFICERS. The personal liability of the directors and officers of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the effective date of this Certificate of Incorporation or as such law may be thereafter in effect. No amendment, modification or repeal of this Article 8 shall adversely affect the rights provided hereby with respect to any claim, issue or matter in any proceeding that is based in any respect on any alleged action or failure to act prior to such amendment, modification or repeal.

          ARTICLE 9. CERTAIN BUSINESS COMBINATIONS.

          9.1 VOTE REQUIRED FOR CERTAIN BUSINESS COMBINATIONS.

          A. Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law, any other provision of this Certificate of Incorporation, the Bylaws of the Corporation, any agreement with a national securities exchange or otherwise, and except as otherwise expressly provided in
Article 9.2 of this Article 9:

               (1) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

               (2) any sale, lease, license, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $500,000 or more; or

               (3) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder;

               (4) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

               (5) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder; shall require the affirmative vote of the holders of at least 80% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class (it being understood that for purposes of this Article 9, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article 4 of this Certificate of Incorporation). Such affirmative vote shall be required notwithstanding that no vote may be required, or that a lesser percentage may be specified, by law, any other provision of this Certificate of Incorporation, the Bylaws of the Corporation, any agreement with any national securities exchange or otherwise.

          B. Definition of "Business Combination." The term "Business Combination" as used in this Article 9 shall mean any transaction which is referred to in any one or more of clauses (1) through (5) of paragraph A of this
Article 9.1.

          9.2 WHEN HIGHER VOTE IS NOT REQUIRED.

          The provisions of Article 9.1 shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as may be required by law, any other provision of this Certificate of Incorporation, the Bylaws of the Corporation, any agreement with a national securities exchange or otherwise, if all of the conditions specified in either of the following paragraphs A or B are met:

          A. Approval by Disinterested Directors. The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

          B. Price and Procedural Requirements. All of the following conditions shall have been met:

               (1) The aggregate amount of the cash and the Fair Market Value as of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

                    (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it (i) within the five-year period immediately prior to the first public announcement of the terms of the proposed Business Combination (the "Announcement Date") or
(ii) in the transaction in which it became an Interested Stockholder, whichever is higher; and

                    (b) the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article 9 as the "Determination Date"), whichever is higher.

               (2) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class of outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this clause (2) shall be required to be met with respect to every class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

                    (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (i) within the five-year period immediately prior to the Announcement Date or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;

                    (b) the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

                    (c) (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

               (3) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it. The price determined in accordance with clauses (1) and (2) of this paragraph (B) shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

               (4) After such Interested Stockholder has proposed such a Business Combination and prior to the consummation of such Business Combination;
(a) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on the outstanding Preferred Stock of the Corporation; (b) there shall have been (i) no reduction in the quarterly rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (ii) an increase in such quarterly rate of dividends paid on such Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and (c) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

               (5) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended (or any subsequent provisions replacing such) (hereinafter referred to as the "Act"), and the rules and regulations of the Securities and Exchange Commission thereunder shall be mailed to the stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to the Act.)

               (6) The holders of all outstanding shares of Voting Stock not beneficially owned by the Interested Stockholder prior to the consummation of any Business Combination shall be entitled to receive in such Business Combination cash or other consideration for their shares of such Voting Stock in compliance with clauses (1), (2) and (3) of paragraph B of this Article 9.2 (provided, however, that the failure of any such holders who are exercising their statutory rights to dissent from such Business Combination and receive payment of the fair value of their shares to exchange their shares in such Business Combination shall not be deemed to have prevented the condition set forth in this clause (6) from being satisfied).

          9.3 CERTAIN DEFINITIONS.

          For the purposes of this Article 9 the following shall be deemed to have the meanings specified below:

          A. The term "person" shall mean any individual, firm, corporation or other entity.

          B. The term "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

               (1) is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the then outstanding Voting Stock; or

               (2) is an Affiliate of the Corporation and at any time within the five-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or

               (3) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the five-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended (or any subsequent provisions replacing such).

          C. A person shall be deemed a "beneficial owner" of any Voting Stock:

               (1) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

               (2) which such person or any of its Affiliates or Associates has
(a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

               (3) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

          D. For the purpose of determining whether a person is an Interested Stockholder pursuant to paragraph B of this Article 9.3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph C of this Article 9.3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          E. The terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in rule 12b-2 of the General Rules and Regulations under the Act, as in effect on the effective date of this Certificate of Incorporation.

          F. The term "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph B of this Article 9.3, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

          G. The term "Fair Market Value" shall mean: (1) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith, in each case with respect to any class of such stock, appropriately adjusted for any dividend or distribution in shares of such stock or any subdivision or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock; and (2) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

          H. In the event of any Business Combination in which the Corporation is the survivor, the phrase "consideration other than cash to be received" as used in clauses (1) and (2) of paragraph B of Article 9.2 shall include the shares of Common Stock and/or the shares of any other eligible outstanding Voting Stock retained by the holders of such shares.

          I. The term "Disinterested Director" shall mean any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Stockholder and who was a member of the Board of Directors prior to the Determination Date, and any successor of a Disinterested Director who is unaffiliated with the Interested Stockholder and is recommended to succeed a Disinterested Director by a majority of the total number of Disinterested Directors then on the Board of Directors.

          J. References to "highest per share price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or subdivision or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

          9.4 POWERS OF THE BOARD OF DIRECTORS.

          A majority of the Board of Directors of the Corporation shall have the power and duty to decide for the purpose of this Article 9, on the basis of information known to them after reasonable inquiry, whether a person is an Interested Stockholder. Once the Board of Directors has made a determination pursuant to the preceding sentence that a person is an Interested Stockholder, a majority of the number of Directors of the Corporation who would qualify as Disinterested Directors shall have the power and duty to interpret all of the terms and provisions of this Article 9, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with this Article 9, including, without limitation: (A) the number of shares of Voting Stock beneficially owned by any person, (B) whether a person is an Affiliate or Associate of another, (C) whether the assets which are the subject of any Business Combination have an aggregate Fair Market Value of $500,000 or more and (D) whether all of the applicable conditions set forth in paragraph B of Article 9.2 have been met with respect to any Business Combination. Any determination pursuant to this Article 9.4 made in good faith shall be binding and conclusive on all parties.

          9.5 NO EFFECT ON FIDUCIARY OBLIGATIONS OF INTERESTED STOCKHOLDERS.

          Nothing contained in this Article 9 shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

          9.6 AMENDMENT, REPEAL, ETC.

          Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by this Certificate of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of 80% or more of the outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provisions inconsistent with this
Article 9.

          ARTICLE 10. AMENDMENT. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders herein are granted subject to this reservation. No amendment, addition, alteration, change or repeal of this Certificate of Incorporation shall be made unless it is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and thereafter is approved by the holders of a majority of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof, provided that, notwithstanding anything contained in this Certificate of Incorporation to the contrary, Article 9 shall be amended in the manner specified in Article 9.6.

          GLACIER BANK, being the sole Incorporator herein before named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is the Incorporator's act and deed and that the facts herein stated are true, and accordingly has caused this Certificate to be signed on its behalf by the undersigned, thereunto duly authorized, on the 24th day of March, 1998.


                                     GLACIER BANK


                                     By:      /s/ John S. MacMillian
                                        --------------------------------------
                                     John S. MacMillan
                                     President and Chief Operating Officer

                              GLACIER BANCORP, INC.
                                      PROXY
                       PLEASE SIGN AND RETURN IMMEDIATELY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints John S. MacMillan and Michael J. Blodnick and each of them (with full power to act alone), my Proxies, with full power of substitution as Proxy, and hereby authorize Messrs. MacMillan and Blodnick to represent and to vote, as designated below, all the shares of common stock of Glacier Bancorp, Inc., held of record by the undersigned on May 27, 1998, at the Annual Meeting of Shareholders to be held on July 8, 1998, or any adjournment of such Meeting.

1.        ELECTION OF DIRECTORS

          A. I vote FOR all nominees listed below (except as marked to the contrary below) [ ]

          I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below:

          Allen J. Fetscher   -   John S. MacMillan   -   F. Charles Mercord

          B.   I WITHHOLD AUTHORITY to vote for all nominees listed above. [ ]

2. APPROVAL OF REORGANIZATION. To consider and vote on a proposal to approve a merger of Glacier Bancorp, Inc. with and into a newly-created, wholly owned subsidiary.

                 FOR       [ ]       AGAINST      [ ]           ABSTAIN [ ]

3. WHATEVER OTHER BUSINESS may properly be brought before the Meeting or any adjournment thereof.

          THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSALS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

          Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

          The Board of Directors recommends a vote "FOR" the listed proposals. June 5, 1998



                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                        PLEASE GIVE FULL TITLE. IF MORE THAN ONE
                                        TRUSTEE, ALL SHOULD SIGN. ALL JOINT
                                        OWNERS MUST SIGN.